UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-04611

Exact name of registrant as specified in charter:	Aberdeen Asia-Pacific Income Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia
Aberdeen Asset Management Inc.
1735 Market Street 32nd Floor
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	800-522-5465

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2018

Item 1 – Reports to Stockholders – The Report to Shareholders is attached herewith.

AberdeenStandard
Investments

Aberdeen Asia-Pacific Income Fund, Inc. (FAX)

Annual Report
October 31, 2018

Victoria Harbour, Hong Kong

Managed Distribution Policy (unaudited)

The Board of Directors of the Aberdeen Asia-Pacific Income Fund, Inc. (the “Fund”) has authorized a managed distribution policy (“MDP”) of paying monthly distributions at an annual rate set once a year. The Fund’s current monthly distribution is set at a rate of $0.035 per share. With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the amount and estimated composition of the distribution and other information required by the Fund’s MDP exemptive order. The Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP.

Distribution Disclosure Classification (unaudited)

The Fund’s policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax rules, the amount applicable to the Fund and character of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. Dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, October 31. Under Section 19 of the Investment Company Act of 1940 (the “1940 Act”), as amended, the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from month to month because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which the Fund’s assets are denominated.

The distributions for the fiscal year ended October 31, 2018 consisted of 59% net investment income and 41% return of capital.

In January 2019, a Form 1099-DIV will be sent to shareholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2018 calendar year.

Dividend Reinvestment and Direct Stock Purchase Plan (unaudited)

Computershare Trust Company, N.A. (“Computershare”), the Fund’s transfer agent, sponsors and administers a Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan”), which is available to shareholders.

The Plan allows registered shareholders and first-time investors to buy and sell shares and automatically reinvest dividends and capital gains through the transfer agent. This is a cost-effective way to invest in the Fund.

Please note that for both purchase and reinvestment purposes, shares will be purchased in the open market at the current share price and cannot be issued directly by the Fund.

For more information about the Plan and a brochure that includes the terms and conditions of the Plan, please call Computershare at 1-800-647-0584 or visit www.computershare.com/buyaberdeen.

Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Annual Report which covers the activities of Aberdeen Asia-Pacific Income Fund, Inc. (the “Fund”) for the fiscal year ended October 31, 2018. The Fund’s principal investment objective is to seek current income. The Fund may also achieve incidental capital appreciation.

Total Investment Return

For the fiscal year ended October 31, 2018, the total return to shareholders of the Fund based on the net asset value (“NAV”) and market price of the Fund are as follows:

1 Year
NAV*	-7.3%
Market Price*	-14.3%

*	assuming the reinvestment of dividends and distributions

The Fund’s NAV total return is based on the reported NAV on each financial reporting period end which could differ from the NAV disclosed within the financial statements. For more information on Fund performance, please see page 4, Report of the Investment Manager and Total Investment Returns (page 5).

NAV, Market Price and Discount

The below table represents comparison from current year to prior year of Market Price to NAV and associated Premium / Discount.

	NAV	Closing Market Price	Discount
10/31/2018	$4.59	$3.93	14.4%
10/31/2017	$5.43	$5.03	7.4%

Throughout the fiscal year ended October 31, 2018, the Fund’s NAV was within a range of $4.59 to $5.55 and the Fund’s market price traded within a range $3.93 to $5.07. Throughout the fiscal year ended October 31, 2018, the Fund’s shares traded within a range of a discount of 6.6% to 14.8%.

Portfolio Allocation

As of October 31, 2018, the Fund held 57.5% of its total investments in Asian debt securities, 35.0% in Australian debt securities, 4.8% in European debt securities, 2.3% in U.S. debt securities and 0.4% in developed Middle East debt securities.

Of the Fund’s total investments, excluding hedges, 39.0% were held in U.S. Dollar denominated bonds issued by foreign issuers as of October 31, 2018. The rest of the Fund’s currency exposure as of October 31, 2018 was 37.1% in the Australian Dollar and 23.9% in various Asian currencies.

Of the Fund’s total investments, including hedges, 45.8% were held in U.S. Dollar denominated bonds issued by foreign issuers as of October 31, 2018. The rest of the Fund’s currency exposure as of October 31, 2018 was 29.1% in the Australian Dollar and 25.1% in various Asian currencies.

Portfolio Management

The Fund is managed by Aberdeen’s Asia-Pacific fixed income team. The Asia-Pacific fixed income team works in a collaborative fashion; all team members have both portfolio management and research responsibilities. The team is responsible for the day-to-day management of the Fund.

Managed Distribution Policy

Distributions to common shareholders for the twelve-month period ended October 31, 2018 totaled $0.42 per share. Based on the market price of $3.93 on October 31, 2018, the distribution rate over the twelve-month period ended October 31, 2018 was 10.7%. Since all distributions are paid after deducting applicable withholding taxes, the effective distribution rate may be higher for those U.S. investors who are able to claim a tax credit.

On November 9, 2018 and December 11, 2018, the Fund announced that it will pay on November 28, 2018 and January 10, 2019, respectively, a distribution of U.S. $0.035 per share to all shareholders of record as of November 19, 2018 and December 31, 2018, respectively.

The Fund’s policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital, which is a non-taxable return of capital. This policy is subject to an annual review as well as regular review at the Board’s quarterly meetings, unless market conditions require an earlier evaluation.

Aberdeen Asia-Pacific Income Fund, Inc.

Letter to Shareholders (unaudited) (continued)

Fund’s Leverage

The table below summarizes certain key terms of the Fund’s current leverage:

	Amount ($ in millions)	Maturity
4-year Term Loan B	$100	December 14, 2019
Revolving Credit Facility	$55	April 7, 2020
7-Year Series A Senior Secured Notes	$100	June 12, 2020
10-Year Series B Senior Secured Notes	$100	June 12, 2023
10-Year Series A Mandatory Redeemable Preferred shares	$50	June 27, 2023
15-Year Series C Senior Secured Notes	$50	February 8, 2032
15-Year Series D Senior Secured Notes	$100	August 10, 2032

The Series A Mandatory Redeemable Preferred Shares, with a liquidation value of $50 million, are rated AA by Fitch Ratings*** and the combined $350 million 7-year, 10-year and 15-Year Series A, B, C and D Senior Secured Notes are rated AAA by Fitch Ratings.

We believe the Fund has been able to lock in an attractive cost of borrowing and extend the maturity of the leverage facility while diversifying its borrowing structure during what we believe to be a favorable current interest rate environment. A more detailed description of the Fund’s leverage can be found in the Report of the Investment Manager and the Notes to Financial Statements.

Open Market Repurchase Program

The Fund’s policy is generally to buy back Fund shares on the open market when the Fund trades at certain discounts to NAV and management believes such repurchases may enhance shareholder value. During the fiscal year ended October 31, 2018 and fiscal year ended October 31, 2017, the Fund repurchased 3,150,212 and 1,135,695 shares, respectively.

Portfolio Holdings Disclosure

The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year are included in the Fund’s semi-annual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The

Fund makes the information on Form N-Q available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 31 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465; and (ii) on the SEC’s website at http://www.sec.gov.

Unclaimed Share Accounts

Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund’s transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund’s transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund’s transfer agent.

Brexit

The ongoing negotiations surrounding the UK’s exit from the EU (“Brexit”) have yet to provide clarity on what the outcome will be for the UK or Europe. The UK remains a member of the EU until the legally established departure date of March 29, 2019 and, until such date, all existing EU-derived laws and regulations continue to apply in the UK. Those laws may continue to apply for a transitional period, depending on whether a deal is struck and, if so, what that deal is. In any event, the UK’s on-shoring of EU legislation currently envisages no policy changes to EU law. However, the EU has not yet provided any material cushion from the effects of Brexit for financial services as a matter of EU law. Whether or not a Fund invests in securities of issuers located in Europe (whether the EU, Eurozone or UK) or with significant exposure to European, EU, Eurozone or UK issuers or countries, the unavoidable uncertainties and events related to Brexit could negatively affect the value and liquidity of the Fund’s

Aberdeen Asia-Pacific Income Fund, Inc.

Letter to Shareholders (unaudited) (concluded)

investments, increase taxes and costs of business and cause volatility in currency exchange rates and interest rates. Brexit could adversely affect the performance of contracts in existence at the date of Brexit and European, UK or worldwide political, regulatory, economic or market conditions and could contribute to instability in political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the UK and EU is defined and the UK determines which EU laws to replace or replicate. Any of these effects of Brexit, and others that cannot be anticipated, could adversely affect the Fund’s business, results of operations and financial condition. In addition, the risk that Standard Life Aberdeen plc, the parent of the companies that provide investment advisory and administration services to the Fund and which is headquartered in the UK, fails to adequately prepare for Brexit could have significant customer, reputation and capital impacts for Standard Life Aberdeen plc and its subsidiaries, including those providing services to the Fund; however, we have detailed contingency planning in place to seek to manage the consequences of Brexit on the Fund and to avoid any disruption on the Fund and to the services we provide. Given the fluidity and complexity of the situation, however, we cannot assure that the Fund will not be adversely impacted despite our preparations.

Investor Relations Information

As part of Aberdeen’s commitment to shareholders, we invite you to visit the Fund on the web at www.aberdeenfax.com. Here, you can view monthly fact sheets, quarterly commentary, distribution and performance information, updated daily fact sheets courtesy of Morningstar®, portfolio charting and other Fund literature.

Enroll in our email services today and be among the first to receive the latest closed-end fund news, announcements, videos and information. In addition, you can receive electronic versions of important Fund documents including annual reports, semi-annual reports, prospectuses, and proxy statements. Sign up today at cef.aberdeen-asset.us/en/cefinvestorcenter/contact-us/email.

Contact Us:

•	Visit: cef.aberdeen-asset.us;
•	Watch: http://cef.aberdeen-asset.us/en/cefinvestorcenter/aberdeen-closed-end-fund-tv;
•	Email: InvestorRelations@aberdeenstandard.com; or
•	Call: 1-800-522-5465 (toll-free in the U.S.).

Yours sincerely,

/s/ Christian Pittard

Christian Pittard

President

*	Standard & Poor’s credit ratings are expressed as letter grades that range from ‘AAA’ to ‘D’ to communicate the agency’s opinion of relative level of credit risk. Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. The investment grade category is a rating from ‘AAA’ to ‘BBB-’.
**	Moody’s is an independent, unaffiliated research company that rates fixed income securities. Moody’s assigns ratings on the basis of risk and the borrower’s ability to make interest payments. Typically, securities are assigned a rating from ‘Aaa’ to ‘C’, with ‘Aaa’ being the highest quality and ‘C’ the lowest quality.
***	Fitch Ratings (“Fitch”) is an international credit rating agency. Fitch ratings range from AAA (reliable and stable) to D (high risk).

All amounts are U.S. Dollars unless otherwise stated.

Aberdeen Asia-Pacific Income Fund, Inc.

Report of the Investment Manager (unaudited)

Market Review

Asia-Pacific bonds endured significant bouts of volatility during the 12-month reporting period ended October 31, 2018, as capital outflows from emerging markets quickened due to the U.S. Federal Reserve’s ongoing rate-hike cycle and rising U.S. Treasury yields. As monetary policy normalization accelerated in the West, the easing cycle also came to an end in most parts of Asia. Indonesia’s central bank led the charge, raising its benchmark interest rate five times over the reporting period in a bid to stem the falling rupiah as most emerging-market currencies succumbed to broad U.S.-dollar strength. Central banks in the Philippines and India also hiked interest rates, but more in response to rising inflation, given the threat posed by higher global oil prices after U.S. President Donald Trump reimposed economic sanctions on Iran. Weakness in the Indonesian rupiah, Philippine peso and Indian rupee weighed on total returns in their respective local-currency government bond markets, although Indian bonds recouped losses after oil prices stabilized, inflationary pressures moderated, and the central bank announced more bond-buying through open-market operations. In Sri Lanka, bond markets were hampered by volatile foreign-exchange movements, concerns over the country’s large borrowing needs, and a constitutional crisis after Prime Minister Ranil Wickremesinghe was ousted.

The Chinese yuan languished over the reporting period as the central bank infused the banking system with liquidity and China-U.S. trade tensions ratcheted higher. However, mainland China bonds rallied on the back of their highly anticipated inclusion in the Bloomberg Barclays Global Aggregate Bond Index.1 Unlike most of its regional peers, the Chinese central bank also continued with targeted policy easing measures in an effort to cushion the economy against the impact of the trade war, which generally benefited local markets. Despite the won’s weakness, Korean bonds strengthened as domestic growth forecasts were downgraded. Elsewhere, the Malaysian ringgit bucked the regional currency sell-off and this aided the Malaysian bond market’s performance despite concerns over the country’s fiscal deficit. Australian bond yields were mixed over the reporting period, with the long end of the yield curve falling and the front end rising; the market remained relatively defensive, outperforming comparable-duration2 U.S. Treasuries, as benign domestic inflation diminished the prospect of policy interest-rate increases. Nonetheless, the Australian dollar’s depreciation weighed on the market’s performance for the period.

Asian credit markets also declined on a total-return basis over the reporting period due to wider spreads and higher U.S. Treasury yields. High-yield credits underperformed their investment-grade3 counterparts as risk-aversion spiked and liquidity tightened amid worsening global trade tensions. Investor sentiment was further dampened by looming Chinese debt maturities due for refinancing, as well as alleged fraud and rare defaults in the Indian banking sector. All this overshadowed a generally buoyant primary bond market, which saw regional borrowers step up debt sales to avoid higher funding costs expected in a rising-rate environment.

Performance review

The Fund returned -7.3% on a net asset value basis for the 12-month period ended October 31, 2018, and underperformed the -4.1% return of its blended benchmark,4 mainly because of the Fund’s overweight allocation to Asian local-currency markets as the sector weathered volatility over the reporting period. Conversely, the underweight positions in Asian U.S.-dollar credit and Australian bonds bolstered the Fund’s relative performance.

While the Fund’s underweight allocation to Australian bonds had a positive impact on the relative performance, weakness in the Australian dollar against the U.S. dollar over the reporting period was a detractor.

The Fund’s holdings in Asian U.S.-dollar credit enhanced relative performance for the reporting period mainly because of the underweight to investment-grade sovereign bonds and security selection in high-yield industrial bonds.

In Asian local-currency bonds, including the high-yield segment, notable detractors from the Fund’s relative performance for the

[1]

The Bloomberg Barclays Global Aggregate Bond Index is a broad-based flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

[2]	Duration is an estimate of bond price sensitivity to changes in interest rates. The higher the duration, the greater the change (i.e., higher risk) in relation to interest-rate movements.
[3]

Companies whose bonds are rated as “investment grade” are considered by credit rating agencies to have a lower chance of defaulting on their debt than those rated as “non-investment grade.” Generally, these bonds are issued by long-established companies with strong balance sheets. Bonds rated BBB- or above are known as investment-grade bonds. Standard & Poor’s credit ratings communicate the agency’s opinion of relative level of credit risk. Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. The investment-grade category is a rating from AAA to BBB-.

[4]

The Fund’s blended benchmark comprises 35% Bloomberg AusBond Composite Index; 40% J.P. Morgan Asian Credit Diversified Index; 15% Markit iBoxx Asia Government Index; 5% Markit iBoxx Asia Government India Index; and 5% Markit iBoxx Asia Government Indonesia Index.

Aberdeen Asia-Pacific Income Fund, Inc.

Report of the Investment Manager (unaudited) (continued)

reporting period included the overweight positions in Indonesian bonds and the rupiah, both of which underperformed their regional peers. The underweight to Korean bonds also weighed on relative performance as the Korean market strengthened and outperformed its regional counterparts. The overweight allocations to the Indian and Sri Lankan rupees also hampered the Fund’s relative performance as both currencies weakened against the U.S. dollar during the period, although the losses were mitigated by the positive impact of the positioning in high-yielding Indian and Sri Lankan bonds.

The Fund’s use of derivatives had an overall positive impact on performance for the period, adding about 113 basis points to its return, primarily attributable to the hedging of Australian dollar risks and the use of interest rates swaps that hedge out the increasing cost of leverage as US interest rates increases.

The Fund’s investment objective is to seek current income. The Fund may also achieve incidental capital appreciation. The Fund will seek to achieve its investment objective through investment in debt securities of companies domiciled in the Asia-Pacific region (including Australia). Over the 12-month period, the Fund issued total distributions of $0.42 per share.

Outlook

Global events continue to unfold. We now see the possibility of the U.S. Federal Reserve taking a breather in its policy normalization cycle in the second half of 2019. In China, we are mindful of the slowdown in the domestic economy but are encouraged that the authorities appear committed to providing support for the private sector, which may not halt the slowdown but should diminish its magnitude Furthermore, we would not rule out the possibility of the U.S. and China finding ways to temper the ongoing trade dispute. This could occur in 2019 when the Democratic Party, which secured the takes control of the U.S. House of Representatives, in which it secured a majority in the midterm elections held in early November 2018.

In Australia, we believe that the central bank likely will keep interest rates steady well into 2019 as good gross domestic product (GDP) growth, supported by consumer spending, is being offset by housing-sector weakness and tightening credit conditions. We think that employment growth will add a positive countervailing force to housing weakness, but we do not expect labor conditions to tighten before the end of 2018.

While we think that we may see further pressure on emerging-market currencies and capital flows, we believe that investors have priced in the risks to a large degree, with trade friction and higher oil prices dominating discussions. The overall market’s positioning has also shifted from a short-U.S. dollar stance to one that is long U.S. dollar. At this stage, what investors are not positioned for is a de-escalation of risks, in our view. Some investors already have been forced to unwind their long speculative positions in oil as the demand outlook softens, inventories increase and countries negotiate waivers to the U.S. sanctions on Iran. The resultant sharp correction in the oil price has reduced one of the key risks for many Asian economies, while providing support for oil-importing nations such as India and Indonesia. This backdrop, along with the prospect of a high-level meeting between U.S. President Trump and his Chinese counterpart Xi Jinping, have allowed regional currencies to stabilize somewhat.

Asia-Pacific economies generally have healthy external trade balances and solid foreign-currency reserves, while institutional frameworks are noticeably more robust than a decade ago. We believe that volatility will persist, but we intend to take advantage of opportunities to add exposure to the Fund where we think that valuations look compelling, particularly issuers which we feel will cope well in a lower-growth environment.

Financing Facilities and the Use of Leverage

The amounts financed under the Revolving Credit Facility, the Term Loan Facility, the Notes and the Series A MRPS (each as defined below) may be invested to seek to return higher rates than the rates pursuant to which interests or dividends are paid under such forms of leverage. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund’s common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage.

The Fund employed leverage obtained via bank borrowing and other forms of leverage during the reporting period. On August 10, 2017, the Fund entered into a note purchase agreement with institutional investors relating to the private placement of $100 million of Series D senior secured notes rated ‘AAA’ by Fitch Ratings. Net proceeds of the Series D notes were used to pay down $100 million of the Fund’s existing 5-year Term Loan A originally maturing on June 12, 2018 (the “Term A Facility”). On February 8, 2017, the Fund entered into a note purchase agreement with institutional investors relating to the private placement of $50 million of Series C senior secured notes rated ‘AAA’ by Fitch Ratings. Net proceeds of the Series C notes were used to refinance $50 million of the Fund’s existing syndicated revolving credit facility (the “Revolving Credit Facility”). On April 7,

Aberdeen Asia-Pacific Income Fund, Inc.

Report of the Investment Manager (unaudited) (continued)

2017, the Fund renewed its $100 million Revolving Credit Facility for a 3-year period with a syndicate of banks. On June 12, 2013, the Fund entered into a note purchase agreement with institutional investors relating to the private placement of $200 million of Series A and Series B senior secured notes rated ‘AAA’ by Fitch Ratings, $100 million due June 12, 2020 and $100 million due June 12, 2023 (the “Notes”). On the same day, the Fund also entered into a term loan agreement providing for $200 million in secured term loans from Bank of America, N.A., $100 million due June 12, 2016 (on December 14, 2015, the maturity of this loan was extended to December 14, 2019) and $100 million due June 12, 2018 (the “Term Loan Facility”), which was refinanced as outlined above. On June 27, 2013, the Fund issued a private offering of 2 million shares of Series A Mandatory Redeemable Preferred Shares due June 25, 2023 (the “Series A MRPS”). The Series A MRPS have a liquidation value of $50 million and are rated ‘AA’ by Fitch Ratings. The Fund’s outstanding balance as of October 31, 2017 was $125 million on the Revolving Credit Facility. On May 31, 2018 and August 16, 2018, the Fund paid down $10 million and $35 million, respectively. The Fund’s outstanding balance as of October 31, 2018 was $55 million and the total amount of outstanding leverage was $550 million.

The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the Revolving Credit Facility, the Term Loan Facility and the Notes may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is limited in its ability to declare dividends or other distributions under the terms of the various forms of leverage. In the event of an event of default under either the Revolving Credit Facility or Term Loan Facility, the lenders have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. In the event of an event of default under the Note Purchase Agreement, the holders of the Notes have the right to cause a liquidation of the collateral (i.e., cause the sale of portfolio securities and other assets of the Fund). If there exists an event of default under the Securities Purchase Agreement that has not been cured, the holders of the Series A MRPS have the right to cause the Fund’s outstanding borrowings to be immediately due and payable and proceed to protect and enforce their rights by an action at law, suit in equity or other appropriate proceeding.

Each of the Revolving Credit Facility Agreement, the Term Loan Agreement, the Note Purchase Agreement, and the Securities Purchase Agreement relating to the Series A MRPS includes usual and customary covenants for the applicable type of transaction. These covenants impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede the Fund’s Investment Manager, Investment Adviser, or Sub-Adviser from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of any and/or all of the forms of leverage. As of October 31, 2018, the Fund was in compliance with all covenants under the agreements relating to the various forms of leverage.

Interest Rate Swaps

The Fund may enter into interest rate swaps to efficiently gain interest rate exposure and hedge interest rate risk. On May 23, 2018, the Fund terminated a swap agreement with a notional value of $10 million maturing on October 24, 2027. On August 8, 2018, The Fund terminated swap agreements with a notional of $6 million maturing on October 25, 2027, $4 million maturing on October 28, 2026 and $25 million maturing on July 7, 2026. As of October 31, 2018, the Fund held interest rate swap agreements with an aggregate notional amount of $55 million, which represented 100% of the Fund’s Revolving Credit Facility. Under the terms of the agreements currently in effect, the Fund receives a floating rate of interest (three-month USD-LIBOR BBA rate) and pays fixed rates of interest for the terms and based upon the notional amounts set forth below:

Remaining Terms as of October 31, 2018	Amount (in millions)	Fixed Rate Payable (%)
96 months	$55.0	1.57

A significant risk associated with interest rate swaps is the risk that the counterparty may default or file for bankruptcy, in which case the Fund would bear the risk of loss of the amount expected to be received under the swap agreements. There can be no assurance that the Fund will have an interest rate swap in place at any given time nor can there be any assurance that, if an interest rate swap is in place, it will be successful in hedging the Fund’s interest rate risk with respect to the loan facility. The implementation of this strategy is at the discretion of the Leverage Committee of the Board.

Aberdeen Standard Investments (Asia) Limited (formerly known as Aberdeen Asset Management Asia Limited)

Aberdeen Asia-Pacific Income Fund, Inc.

Report of the Investment Manager (unaudited) (concluded)

Risk Considerations

Past performance is not an indication of future results.

International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods; these risks are generally heightened for emerging market investments. Concentrating investments in the Asia-Pacific region subjects the Fund to more volatility and greater risk of loss than geographically diverse funds.

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

Aberdeen Asia-Pacific Income Fund, Inc.

Total Investment Return (unaudited)

The following table summarizes the average annual Fund performance for the 1-year, 3-year, 5-year and 10-year periods as of October 31, 2018.

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	-7.3%	2.3%	0.1%	7.0%
Market Value	-14.3%	2.5%	-1.6%	7.1%

Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program. All return data at NAV includes fees charged to the Fund, which are listed in the Fund’s Statement of Operations under “Expenses.” Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE American (formerly, NYSE MKT) during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program. The Fund’s total investment return is based on the reported NAV on the financial reporting period ended October 31, 2018. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeenfax.com or by calling 800-522-5465.

The net operating expense ratio based on the fiscal year ended October 31, 2018 was 2.67%. The net operating expense ratio, excluding interest expense and distributions to Series A Mandatory Redeemable Preferred Shares, based on the fiscal year ended October 31, 2018 was 1.17%.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio Composition (unaudited)

Quality of Investments(1)

As of October 31, 2018, 44.5% of the Fund’s total investments were invested in securities where either the issue or the issuer was rated “A” or better by Standard & Poor’s or Moody’s. The table below shows the asset quality of the Fund’s portfolio as of October 31, 2018, compared to April 30, 2018 and October 31, 2017:

Date	AAA/Aaa %	AA/Aa %	A %	BBB/Baa %	BB/Ba** %	B** %	CCC** %	NR*** %
October 31, 2018	27.9	9.4	7.2	22.7	5.8	3.4	0.0	23.6
April 30, 2018	26.9	10.1	8.1	20.7	5.2	2.9	0.0	26.1
October 31, 2017	25.9	9.4	10.4	21.2	4.6	3.7	0.2	24.6

**	Below investment grade
***	Not Rated
(1)

For financial reporting purposes, credit quality ratings shown above reflect the lowest rating assigned by either Standard & Poor’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organization and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated NR are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change. Aberdeen Standard Investments (Asia) Limited (formerly known as Aberdeen Asset Management Asia Limited or the “Investment Manager”) evaluated the credit quality of unrated investments based upon, but not limited to, credit ratings for similar investments.

Geographic Composition

The table below shows the geographical composition (with U.S. Dollar-denominated bonds issued by foreign issuers allocated into country of issuance) of the Fund’s total investments as of October 31, 2018, compared to April 30, 2018 and October 31, 2017:

Date	Asia (including NZ) %	Australia %	Europe %	United States %	Developed Middle East %	Africa %
October 31, 2018	57.5	35.0	4.8	2.3	0.4	0.0
April 30, 2018	59.6	32.9	5.0	2.2	0.3	0.0
October 31, 2017	61.0	31.4	4.6	2.6	0.0	0.4

Currency Exposure

The table below shows the currency exposure, including hedges, of the Fund’s total investments as of October 31, 2018, compared to April 30, 2018 and October 31, 2017:

Date	US Dollar** %	Australian Dollar %	Asian Currencies (including NZ Dollar) %
October 31, 2018	45.8	29.1	25.1
April 30, 2018	36.8	30.8	32.4
October 31, 2017	43.7	27.6	28.7

**	Includes U.S. Dollar-denominated bonds issued by foreign issuers: 39.0% of the Fund’s total investments on October 31, 2018, 36.9% of the Fund’s total investments on April 30, 2018, and 42.2% of the Fund’s total investments on October 31, 2017.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio Composition (unaudited) (concluded)

Maturity Composition

As of October 31, 2018, the average maturity of the Fund’s total investments was 8.3 years, compared with 9.3 years at April 30, 2018 and compared with 8.1 years at October 31, 2017. The following table shows the maturity composition of the Fund’s investments as of October 31, 2018, compared to April 30, 2018 and October 31, 2017:

Date	Under 3 Years %	3 to 5 Years %	5 to 10 Years %	10 Years & Over %
October 31, 2018	27.7	24.2	26.6	21.5
April 30, 2018	20.9	25.2	29.3	24.6
October 31, 2017	25.2	21.2	34.6	19.0

Modified Duration

As of October 31, 2018, the modified duration* of the Fund was 4.92 years. This calculation excludes the interest rate swaps that are used to manage the leverage of the Fund. Excluding swaps will increase portfolio duration.

*	Modified duration is a measure of the sensitivity of the price of a bond to the fluctuations in interest rates.

Aberdeen Asia-Pacific Income Fund, Inc.

Summary of Key Rates (unaudited)

The following table summarizes the movements of key interest rates and currencies from October 31, 2018 compared to April 30, 2018 and October 31, 2017:

	Oct-18	Apr-18	Oct-17
Australia
90 day Bank Bills	1.91%	2.03%	1.69%
10 yr bond	2.17%	2.43%	2.28%
currency USD per 1 AUD	$0.71	$0.75	$0.77
South Korea
90 day commercial paper	1.70%	1.65%	1.40%
10 yr bond	2.25%	2.72%	2.58%
currency local per 1USD	~~W~~1,139.55	~~W~~1,068.05	~~W~~1,120.35
Thailand
3 months deposit rate	1.00%	1.00%	1.00%
10 yr bond	2.84%	2.44%	2.32%
currency local per 1USD	~~B~~33.15	~~B~~31.56	~~B~~33.22
Philippines
90 day T-Bills	4.64%	3.48%	2.12%
10 yr bond	7.67%	6.20%	4.80%
currency local per 1USD	~~P~~53.51	~~P~~51.75	~~P~~51.63
Malaysia
3-month T-Bills	3.28%	3.24%	3.00%
10 yr bond	4.08%	4.13%	3.90%
currency local per 1USD	RM4.18	RM3.92	RM4.23
Singapore
3-month T-Bills	1.92%	1.52%	1.23%
10 yr bond	2.51%	2.53%	2.15%
currency local per 1USD	S$1.38	S$1.32	S$1.36
India
3-month T-Bills	6.11%	6.11%	6.10%
10 yr bond	7.85%	7.75%	6.86%
currency local per 1USD	₹73.95	₹66.74	₹64.77
Indonesia
3 months deposit rate	6.25%	5.76%	5.93%
10 yr bond	8.50%	6.88%	6.77%
currency local per 1USD	Rp15,202.50	Rp13,912.50	Rp13,562.50
China Onshore
3-month Bill Yield	2.63%	2.63%	2.63%
10 yr bond	3.52%	3.63%	3.88%
currency local per 1USD	~~Y~~6.97	~~Y~~6.34	~~Y~~6.63
Sri Lanka
3-month Generic Govt Yield	9.54%	8.21%	8.93%
10 yr bond	11.65%	10.33%	10.35%
currency local per 1USD	Rs175.60	Rs157.70	Rs153.63
Yankee Bonds
Indonesia	4.88%	4.18%	3.22%
Sri Lanka	8.65%	6.78%	n/a

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments

As of October 31, 2018

	Principal Amount (000) or Shares	Description	Value (US$)
BANK LOANS—0.7%
AUSTRALIA—0.7%
AUD	11,000	Brickworks Ltd. Term Loan C, 4.11%, 02/20/2026 (a)(b)	$7,793,577
		Total Bank Loans—0.7% (cost $8,716,952)	7,793,577
CORPORATE BONDS—71.8%
AUSTRALIA—2.4%
AUD	2,500	APT Pipelines Ltd., 7.75%, 07/22/2020 (c)	1,908,943
USD	6,000	Australia and New Zealand Banking Group Ltd., 6.75%, 12/29/2049 (d)(g)(h)	6,157,500
AUD	6,191	Brisbane Square Finance Pty Ltd., Zero Coupon, 11/25/2025 (b)(e)(f)	4,759,924
AUD	7,421	CF Asia Pacific Group Pty Ltd., 8.35%, 11/30/2018 (b)(c)(g)	5,366,795
AUD	4,310	NEXTDC Ltd., 6.25%, 06/09/2019 (g)	3,126,873
AUD	7,300	Qantas Airways Ltd., 7.50%, 06/11/2021	5,716,852
			27,036,887
CHINA—20.9%
USD	3,950	Agile Group Holdings Ltd., 9.00%, 11/30/2018 (c)(g)	4,064,321
USD	6,500	Agile Group Holdings Ltd., (fixed rate to 01/18/2019, variable rate thereafter), 10.22%, 01/18/2019 (c)(g)(h)	6,467,500
CNH	10,000	Bank of China Ltd., 4.88%, 04/20/2020	1,443,948
USD	4,500	Central China Real Estate Ltd., 8.00%, 11/30/2018 (c)(g)	4,447,471
USD	6,600	China Aoyuan Property Group Ltd., 6.35%, 01/11/2020 (c)	6,454,708
CNH	11,250	China Development Bank, 3.60%, 11/13/2018	1,612,232
CNY	160,000	China Development Bank, 4.88%, 02/09/2028	24,173,488
CNH	8,000	China Development Bank Hong Kong, 3.20%, 09/21/2023	1,117,933
USD	3,400	China Evergrande Group, 8.25%, 03/23/2020 (c)(g)	2,992,109
USD	7,000	China Overseas Finance Cayman III Ltd., 5.38%, 10/29/2023 (c)	7,265,076
USD	4,955	China Resources Gas Group Ltd., 4.50%, 04/05/2022 (c)	4,997,742
USD	4,000	Chinalco Capital Holdings Ltd., 4.25%, 04/21/2022 (c)	3,817,644
USD	3,300	CIFI Holdings Group Co. Ltd., 6.38%, 05/02/2020 (c)	3,207,461
USD	8,300	CNAC HK Finbridge Co. Ltd., 4.88%, 03/14/2025 (c)	8,234,430
USD	7,500	CNOOC Curtis Funding No 1 Pty Ltd., 4.50%, 10/03/2023 (c)	7,615,740
USD	8,000	CNOOC Nexen Finance 2014 ULC, 4.25%, 04/30/2024	8,021,976
USD	6,810	Country Garden Holdings Co. Ltd., 7.25%, 11/30/2018 (c)(g)	6,668,726
CNH	40,000	Franshion Brilliant Ltd., 5.20%, 03/08/2021	5,725,691
USD	3,200	Fufeng Group Ltd., 5.88%, 08/28/2021 (c)	3,200,678
USD	4,086	Health and Happiness H&H International Holdings Ltd., 7.25%, 12/03/2018 (c)(g)	4,147,131
USD	4,000	Hilong Holding Ltd., 7.25%, 06/22/2020 (c)	3,911,768
USD	4,300	Industrial & Commercial Bank of China Ltd., (fixed rate to 12/19/2019, variable rate thereafter), 6.00% (c)(g)(h)	4,337,621
USD	6,500	Logan Property Holdings Co. Ltd., 6.88%, 04/24/2020 (c)(g)	6,110,253
USD	7,100	New Metro Global Ltd., 5.00%, 08/08/2020 (c)(g)	6,052,452
USD	5,500	Poly Real Estate Finance Ltd., 3.95%, 02/05/2023 (c)	5,226,001
USD	7,000	Postal Savings Bank of China Co. Ltd., (fixed rate to 09/27/2022, variable rate thereafter), 4.50% (c)(g)(h)	6,527,500
USD	7,100	Proven Honour Capital Ltd., 4.13%, 05/19/2025 (c)	6,576,659
USD	8,434	Semiconductor Manufacturing International Corp., 4.13%, 10/07/2019 (c)	8,414,789
USD	2,800	SF Holding Investment Ltd., 4.13%, 07/26/2023 (c)	2,778,684
USD	7,600	Shimao Property Holdings Ltd., 8.38%, 02/10/2019 (c)(g)	7,705,579
USD	8,200	Sinopec Capital 2013 Ltd., 3.13%, 04/24/2023 (c)	7,845,093
USD	5,900	Sinopec Group Overseas Development 2014 Ltd., 4.38%, 04/10/2024 (c)	5,951,743
USD	14,738	State Grid Overseas Investment 2016 Ltd., 3.50%, 05/04/2027 (c)	13,806,174
USD	3,400	Sunny Optical Technology Group Co. Ltd., 3.75%, 01/23/2023 (c)	3,247,238
USD	7,500	Tencent Holdings Ltd., 3.80%, 02/11/2025 (c)	7,221,360

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2018

	Principal Amount (000) or Shares	Description	Value (US$)
CORPORATE BONDS (continued)
CHINA (continued)
USD	3,700	Tianqi Finco Co. Ltd., 3.75%, 11/28/2022 (c)	$3,165,331
USD	7,400	Times China Holdings Ltd., 6.60%, 11/30/2020 (c)(g)	6,234,396
USD	7,200	Vanke Real Estate Hong Kong Co. Ltd., 3.98%, 11/09/2027 (c)	6,360,394
USD	5,400	Voyage Bonds Ltd., 3.38%, 09/28/2022 (c)	5,115,431
USD	3,500	Yankuang Group Cayman Ltd., 4.75%, 11/30/2020 (c)	3,393,152
USD	2,882	Yingde Gases Investment Ltd., 6.25%, 01/19/2021 (c)(g)	2,692,937
			238,350,560
GERMANY—3.4%
AUD	5,000	KfW, 6.00%, 08/20/2020 (i)	3,771,958
AUD	20,500	KfW, 6.25%, 12/04/2019 (i)	15,148,875
AUD	15,000	KfW, 6.25%, 05/19/2021 (i)	11,638,482
AUD	10,000	Landwirtschaftliche Rentenbank, 4.75%, 04/08/2024 (i)(j)	7,796,506
			38,355,821
HONG KONG—4.1%
USD	2,594	CK Hutchison Capital Securities 17 Ltd., (fixed rate to 05/12/2022, variable rate thereafter), 4.00% (c)(g)(h)	2,478,505
USD	4,840	CK Hutchison International 17 Ltd., 2.88%, 04/05/2022 (c)	4,692,024
USD	3,900	Far East Consortium International Ltd., 3.75%, 09/08/2021 (c)	3,742,046
USD	5,326	FPC Treasury Ltd., 4.50%, 04/16/2023 (c)	5,235,618
USD	8,000	Hongkong Electric Finance Ltd., 2.88%, 05/03/2026 (c)	7,261,416
USD	15,500	Hutchison Whampoa Finance CI Ltd., 7.50%, 08/01/2027 (c)	18,966,188
USD	980	Hutchison Whampoa International 03/33 Ltd., 7.45%, 11/24/2033 (c)	1,275,648
USD	2,871	Standard Chartered PLC, 144A, 3.95%, 01/11/2023 (c)	2,816,712
			46,468,157
INDIA—10.2%
USD	9,480	Adani Ports & Special Economic Zone Ltd., 4.00%, 06/30/2027 (c)(g)	8,455,193
INR	350,000	Adani Transmission Ltd., 10.25%, 04/15/2021	4,862,906
INR	500,000	Axis Bank Ltd., 8.85%, 12/05/2024	6,797,221
USD	3,840	Bharat Petroleum Corp. Ltd., 4.00%, 05/08/2025 (c)	3,560,970
USD	4,000	Bharti Airtel International Netherlands BV, 5.13%, 03/11/2023 (c)	3,879,936
INR	350,000	HDFC Bank Ltd., 7.95%, 09/21/2026	4,479,796
INR	100,000	Housing Development Finance Corp. Ltd., 8.65%, 09/18/2020	1,351,753
INR	250,000	Housing Development Finance Corp. Ltd., 8.75%, 01/13/2020 (g)	3,374,660
USD	10,700	ICICI Bank Ltd., 4.00%, 03/18/2026 (c)	9,903,182
INR	400,000	ICICI Bank Ltd., 7.60%, 10/07/2023	5,225,846
INR	250,000	ICICI Bank Ltd., 9.15%, 08/06/2024	3,417,067
INR	200,000	Indiabulls Housing Finance Ltd., 8.90%, 09/26/2021	2,651,338
INR	100,000	Indiabulls Housing Finance Ltd., 9.00%, 04/29/2026	1,339,098
INR	250,000	Indian Railway Finance Corp. Ltd., 8.83%, 03/25/2023	3,395,341
USD	3,780	Neerg Energy Ltd., 6.00%, 02/13/2020 (c)(g)	3,549,314
USD	3,400	NTPC Ltd., 4.75%, 10/03/2022 (c)	3,431,015
INR	200,000	NTPC Ltd., 8.49%, 03/25/2025 (f)	2,708,548
INR	100,000	NTPC Ltd., 8.73%, 03/07/2023	1,370,866
INR	100,000	NTPC Ltd., 9.17%, 09/22/2024	1,368,773
INR	250,000	Power Finance Corp. Ltd., 8.39%, 04/19/2025	3,297,282
INR	400,000	Power Finance Corp. Ltd., 8.65%, 12/28/2024	5,505,130
INR	200,000	Power Grid Corp. of India Ltd., 8.93%, 10/20/2022	2,763,381
USD	7,000	Reliance Industries Ltd., 4.13%, 01/28/2025 (c)	6,728,358
INR	250,000	Reliance Jio Infocomm Ltd., 8.95%, 10/04/2020	3,410,947

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2018

	Principal Amount (000) or Shares	Description	Value (US$)
CORPORATE BONDS (continued)
INDIA (continued)
INR	200,000	Rural Electrification Corp. Ltd., 8.44%, 12/04/2021	$2,710,287
INR	150,000	Rural Electrification Corp. Ltd., 9.34%, 08/25/2024	2,106,530
INR	70,000	Rural Electrification Corp. Ltd., 9.35%, 06/15/2022	966,549
INR	100,000	Tata Motors Ltd., 9.73%, 10/01/2020	1,358,046
USD	6,883	Vedanta Resources PLC, 6.13%, 08/09/2021 (c)(g)	6,073,174
USD	6,800	Yes Bank Ifsc Banking Unit Branch, 3.75%, 02/06/2023 (c)	6,288,518
			116,331,025
INDONESIA—1.6%
USD	6,250	Chandra Asri Petrochemical Tbk PT, 4.95%, 11/08/2021 (c)(g)	5,469,537
USD	4,200	Jababeka International BV, 6.50%, 10/05/2020 (c)(g)	3,362,201
IDR	30,000,000	Lembaga Pembiayaan Ekspor Indonesia, 9.50%, 03/13/2020	2,000,987
USD	3,600	Medco Platinum Road Pte Ltd., 6.75%, 01/30/2022 (c)(g)	3,284,352
USD	9	Perusahaan Listrik Negara PT, 5.25%, 10/24/2042 (c)	7,957
USD	4,164	TBG Global Pte Ltd., 5.25%, 02/10/2019 (c)(g)	4,057,327
			18,182,361
ISRAEL—0.5%
USD	6,238	Teva Pharmaceutical Finance Netherlands III BV, 6.00%, 01/15/2024 (g)	6,193,387
MACAU—0.5%
USD	6,600	Sands China Ltd., 5.40%, 05/08/2028 (c)(g)	6,307,200
MALAYSIA—3.2%
MYR	10,000	Cagamas Bhd, 4.05%, 09/07/2021	2,391,352
MYR	1,500	Cagamas Bhd, 4.45%, 11/25/2020	361,801
MYR	5,000	CIMB Group Holdings Bhd, 4.95%, 03/29/2023 (g)	1,191,857
MYR	10,000	GENM Capital Bhd, 4.98%, 07/11/2023	2,417,892
USD	14,000	Gohl Capital Ltd., 4.25%, 01/24/2027 (c)	13,091,092
MYR	4,800	Malaysia Airports Capital Bhd, 4.55%, 08/28/2020	1,153,320
USD	3,600	Press Metal Labuan Ltd., 4.80%, 10/30/2020 (c)(g)	3,381,746
MYR	5,000	Putrajaya Holdings Sdn Bhd, 5.10%, 04/22/2019	1,202,012
USD	3,736	RHB Bank Bhd, 2.50%, 10/06/2021 (c)	3,588,271
USD	7,000	TNB Global Ventures Capital Bhd, 3.24%, 10/19/2026 (c)	6,362,783
MYR	5,000	United Overseas Bank Malaysia Bhd, 4.80%, 07/25/2023 (g)	1,202,043
			36,344,169
NETHERLANDS—0.5%
USD	6,050	Samvardhana Motherson Automotive Systems Group BV, 4.88%, 06/16/2019 (c)(g)	6,019,327
NORWAY—0.3%
AUD	4,988	Kommunalbanken AS, 6.50%, 04/12/2021	3,876,329
PHILIPPINES—2.6%
USD	7,000	ICTSI Treasury BV, 5.88%, 09/17/2025 (c)	7,195,874
USD	3,446	International Container Terminal Services, Inc., 7.38%, 03/17/2020 (c)	3,587,107
USD	13,086	Megaworld Corp., 4.25%, 04/17/2023 (c)	12,863,773
USD	7,000	Royal Capital BV, (fixed rate to 05/05/2024, variable rate thereafter), 4.88% (c)(g)(h)	6,504,365
			30,151,119

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2018

	Principal Amount (000) or Shares	Description	Value (US$)
CORPORATE BONDS (continued)
QATAR—0.1%
CNH	10,000	QNB Finance Ltd., 5.10%, 03/08/2021	$1,438,239
SINGAPORE—2.2%
USD	4,000	DBS Group Holdings Ltd., (fixed rate to 09/07/2021, variable rate thereafter), 3.60% (c)(g)(h)	3,836,000
USD	2,400	DBS Group Holdings Ltd., (fixed rate to 12/11/2023, variable rate thereafter), 4.52% (c)(g)	2,426,184
USD	7,289	Marble II Pte Ltd., 5.30%, 06/20/2019 (c)(g)	7,058,493
USD	3,800	Parkway Pantai Ltd., (fixed rate to 07/27/2022, variable rate thereafter), 4.25% (c)(g)(h)	3,587,200
USD	9,000	United Overseas Bank Ltd., (fixed rate to 09/16/2021, variable rate thereafter), 3.50% (c)(g)(j)	8,856,990
			25,764,867
SOUTH KOREA—6.3%
USD	11,400	Busan Bank Co. Ltd., 3.63%, 07/25/2026 (c)	10,356,421
USD	7,000	Doosan Power Systems SA, (fixed rate to 10/25/2021, variable rate thereafter), 3.75% (c)(g)	6,967,114
USD	6,000	Hyundai Capital Services, Inc., 2.63%, 09/29/2020 (c)	5,856,132
USD	11,111	Korea Development Bank (The), 2.63%, 02/27/2022	10,745,050
USD	10,658	Korea Hydro & Nuclear Power Co. Ltd., 3.00%, 09/19/2022 (c)	10,345,401
USD	13,652	Korea National Oil Corp., 2.63%, 04/14/2026 (c)	12,280,321
USD	7,760	Shinhan Bank Co. Ltd., 2.88%, 03/28/2022 (c)	7,518,692
USD	3,000	Shinhan Financial Group Co. Ltd., (fixed rate to 08/13/2023, variable rate thereafter), 5.88% (c)(g)(h)	2,977,527
USD	4,733	Woori Bank, 5.13%, 08/06/2028 (c)	4,712,989
			71,759,647
SUPRANATIONAL—5.8%
AUD	14,000	Asian Development Bank, 5.00%, 03/09/2022	10,724,083
AUD	6,800	Asian Development Bank, 6.25%, 03/05/2020	5,069,242
AUD	4,000	EUROFIMA, 5.50%, 06/30/2020	2,976,482
AUD	6,685	Eurofima, 6.25%, 12/28/2018 (c)	4,763,789
AUD	9,610	Eurofima, 6.25%, 12/28/2018 (c)	6,848,169
AUD	15,000	Inter-American Development Bank, 6.00%, 02/26/2021	11,497,419
AUD	11,200	Inter-American Development Bank, 6.50%, 08/20/2019	8,202,912
AUD	6,900	International Bank for Reconstruction & Development, 5.75%, 10/21/2019	5,052,612
AUD	15,600	International Finance Corp., 5.75%, 07/28/2020	11,704,888
			66,839,596
THAILAND—3.4%
USD	1,200	Bangkok Bank PCL, 9.03%, 03/15/2029 (c)	1,557,856
USD	10,000	GC Treasury Center Co. Ltd., 4.25%, 09/19/2022 (c)	9,991,450
USD	17,170	Krung Thai Bank PCL, (fixed rate to 12/26/2019, variable rate thereafter), 5.20% (c)(g)(j)	17,312,786
USD	4,331	PTTEP Canada International Finance Ltd., 5.69%, 04/05/2021 (c)	4,510,484
USD	5,386	PTTEP Treasury Center Co. Ltd., (fixed rate to 07/17/2022, variable rate thereafter), 4.60% (c)(g)(h)	5,166,547
			38,539,123
UNITED ARAB EMIRATES—1.4%
USD	6,105	Abu Dhabi National Energy Co. PJSC, 4.88%, 04/23/2030 (c)	6,058,114
USD	6,191	Emirates Airline, 4.50%, 02/06/2025 (c)(f)	6,082,068
USD	3,700	MAF Global Securities Ltd., (fixed rate to 09/07/2022, variable rate thereafter), 5.50% (c)(g)(h)	3,511,522
			15,651,704
UNITED KINGDOM—2.4%
USD	12,962	HSBC Holdings PLC, (fixed rate to 01/18/2019, variable rate thereafter), 6.38% (g)(h)(j)	12,589,342

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2018

	Principal Amount (000) or Shares	Description	Value (US$)
CORPORATE BONDS (continued)
UNITED KINGDOM (continued)
USD	6,999	Standard Chartered PLC, 3.95%, 01/11/2023 (c)	$6,866,656
USD	5,000	Standard Chartered PLC, 4.05%, 04/12/2026 (c)	4,768,115
USD	2,759	Standard Chartered PLC, (fixed rate to 04/02/2023, variable rate thereafter), 7.75% (c)(g)(h)	2,786,590
			27,010,703
		Total Corporate Bonds—71.8% (cost $898,907,311)	820,620,221
GOVERNMENT BONDS—69.2%
AUSTRALIA—39.4%
AUD	46,300	Australia Government Bond, 2.75%, 11/21/2028 (c)	33,108,010
AUD	12,400	Australia Government Bond, 3.25%, 04/21/2025 (c)	9,217,849
AUD	23,200	Australia Government Bond, 3.25%, 06/21/2039 (c)	16,986,587
AUD	51,000	Australia Government Bond, 3.75%, 04/21/2037 (c)	40,121,929
AUD	17,700	Australia Government Bond, 4.50%, 04/21/2033 (c)	15,067,931
AUD	91,700	Australia Government Bond, 5.25%, 03/15/2019 (c)	65,762,458
AUD	81,700	Australia Government Bond, 5.50%, 04/21/2023 (c)	66,021,061
AUD	6,000	New South Wales Treasury Corp., 3.00%, 04/20/2029 (c)	4,203,722
AUD	13,500	New South Wales Treasury Corp., 3.00%, 02/20/2030 (c)	9,396,330
AUD	7,500	New South Wales Treasury Corp., 4.00%, 05/20/2026 (c)	5,749,405
AUD	25,000	New South Wales Treasury Corp., 6.00%, 05/01/2020 (c)	18,730,358
AUD	15,000	New South Wales Treasury Corp., 6.00%, 03/01/2022	11,891,472
AUD	22,000	Queensland Treasury Corp., 4.25%, 07/21/2023 (c)	16,773,596
AUD	51,400	Queensland Treasury Corp., 5.50%, 06/21/2021 (c)	39,412,527
AUD	4,690	Queensland Treasury Corp., 6.00%, 06/14/2021 (c)(i)	3,647,468
AUD	47,100	Queensland Treasury Corp., 6.25%, 06/14/2019 (i)	34,252,756
AUD	16,200	Queensland Treasury Corp., 6.25%, 02/21/2020 (c)	12,082,802
AUD	20,000	Treasury Corp. of Victoria, 6.00%, 10/17/2022	16,121,037
AUD	5,000	Western Australian Treasury Corp., 2.50%, 07/23/2024	3,498,446
AUD	22,000	Western Australian Treasury Corp., 2.75%, 10/20/2022	15,750,410
AUD	15,000	Western Australian Treasury Corp., 7.00%, 07/15/2021	11,934,206
			449,730,360
CHINA—0.9%
CNY	20,000	Agricultural Development Bank of China, 4.37%, 05/25/2023	2,920,440
CNY	4,000	China Government Bond, 2.85%, 01/28/2026 (k)	548,116
CNY	3,000	China Government Bond, 3.46%, 07/11/2020 (k)	432,512
CNY	2,000	China Government Bond, 3.57%, 11/17/2021 (k)	289,286
CNY	20,000	China Government Bond, 3.69%, 05/17/2028	2,901,596
CNY	20,000	Export-Import Bank of China, 4.37%, 06/19/2023	2,913,896
			10,005,846
INDIA—7.7%
INR	150,000	Export-Import Bank of India, 7.62%, 09/01/2026	1,931,321
INR	750,000	India Government Bond, 7.68%, 12/15/2023	10,091,960
INR	1,000,000	India Government Bond, 7.72%, 05/25/2025	13,435,662
INR	1,275,000	India Government Bond, 7.73%, 12/19/2034	16,552,843
INR	1,041,880	India Government Bond, 8.08%, 08/02/2022	14,270,283
INR	1,739,000	India Government Bond, 8.30%, 07/02/2040	23,686,100
INR	110,440	India Government Bond, 8.40%, 07/28/2024	1,528,043
INR	9,590	India Government Bond, 9.20%, 09/30/2030	140,031

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2018

	Principal Amount (000) or Shares	Description	Value (US$)
GOVERNMENT BONDS (continued)
INDIA (continued)
INR	50,000	State of Karnataka India, 7.38%, 09/27/2027	$629,336
INR	500,000	State of Maharashtra India, 7.20%, 08/09/2027	6,245,304
			88,510,883
INDONESIA—13.6%
USD	591	Indonesia Government International Bond, 5.25%, 01/08/2047 (c)	567,345
IDR	290,400,000	Indonesia Treasury Bond, 5.63%, 05/15/2023	17,134,603
IDR	312,570,000	Indonesia Treasury Bond, 6.13%, 05/15/2028	17,270,765
IDR	104,635,000	Indonesia Treasury Bond, 6.63%, 05/15/2033	5,671,386
IDR	13,800,000	Indonesia Treasury Bond, 7.00%, 05/15/2027	817,879
IDR	683,000,000	Indonesia Treasury Bond, 7.50%, 05/15/2038	38,637,066
IDR	288,224,000	Indonesia Treasury Bond, 8.38%, 09/15/2026	18,679,285
IDR	300,000,000	Indonesia Treasury Bond, 8.75%, 05/15/2031	19,622,871
IDR	100,000,000	Indonesia Treasury Bond, 8.75%, 02/15/2044	6,148,331
IDR	30,000,000	Indonesia Treasury Bond, 9.00%, 03/15/2029	2,013,314
IDR	21,000,000	Indonesia Treasury Bond, 9.50%, 07/15/2031	1,449,865
USD	6,129	Perusahaan Listrik Negara PT, 6.15%, 05/21/2048 (c)	5,963,478
USD	4,970	Perusahaan Penerbit SBSN Indonesia III, 3.40%, 03/29/2022 (c)	4,843,265
USD	4,970	Perusahaan Penerbit SBSN Indonesia III, 4.15%, 03/29/2027 (c)	4,665,588
USD	10,981	Perusahaan Penerbit SBSN Indonesia III, 4.35%, 09/10/2024 (c)	10,816,285
USD	1,500	Perusahaan Penerbit SBSN Indonesia III, 4.55%, 03/29/2026 (c)	1,453,125
			155,754,451
MALAYSIA—2.4%
MYR	11,600	Malaysia Government Bond, 3.44%, 02/15/2021	2,763,106
MYR	13,000	Malaysia Government Bond, 3.62%, 11/30/2021	3,101,267
MYR	19,900	Malaysia Government Bond, 4.05%, 09/30/2021	4,805,675
MYR	10,300	Malaysia Government Bond, 4.74%, 03/15/2046	2,372,591
MYR	51,600	Malaysia Government Bond, 4.76%, 04/07/2037	12,202,115
MYR	10,000	Malaysia Government Investment Issue, 4.76%, 08/04/2037	2,370,565
			27,615,319
MONGOLIA—0.4%
USD	2,216	Development Bank of Mongolia LLC, 7.25%, 10/23/2023 (c)	2,163,370
USD	2,200	Mongolia Government International Bond, 5.63%, 05/01/2023 (c)	2,094,424
			4,257,794
NORWAY—0.5%
AUD	7,000	Kommunalbanken, 4.50%, 04/17/2023 (c)	5,334,664
OMAN—0.4%
USD	4,100	Oman Sovereign Sukuk SAOC, 5.93%, 10/31/2025 (c)	4,086,863
PAPUA N.GUINEA—0.2%
USD	2,612	Papua New Guinea Government International Bond, 8.38%, 10/04/2028 (c)	2,589,145
PHILIPPINES—0.9%
PHP	251,000	Philippine Government Bond, 3.63%, 03/21/2033	2,925,706
PHP	200,000	Philippine Government Bond, 4.63%, 09/09/2040	2,238,568
PHP	543	Philippine Government Bond, 6.38%, 01/19/2022	9,924

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2018

	Principal Amount (000) or Shares	Description	Value (US$)
GOVERNMENT BONDS (continued)
PHILIPPINES (continued)
PHP	300,000	Philippine Government Bond, 8.00%, 07/19/2031	$5,668,007
			10,842,205
SRI LANKA—0.9%
LKR	80,000	Sri Lanka Government Bond, 11.20%, 07/01/2022	453,895
LKR	90,000	Sri Lanka Government Bonds, 9.25%, 05/01/2020	501,657
LKR	150,000	Sri Lanka Government Bonds, 11.00%, 08/01/2021	851,687
LKR	240,000	Sri Lanka Government Bonds, 11.50%, 12/15/2021	1,381,738
USD	3,547	Sri Lanka Government International Bond, 5.75%, 04/18/2023 (c)	3,188,143
LKR	830,000	Sri Lanka Treasury Bills, Zero Coupon, 07/26/2019 (l)	4,404,218
			10,781,338
SUPRANATIONAL—1.3%
AUD	10,000	International Bank for Reconstruction & Development, 4.25%, 06/24/2025	7,682,317
AUD	9,000	International Bank for Reconstruction & Development, 5.75%, 10/21/2019	6,590,370
			14,272,687
THAILAND—0.6%
THB	203,400	Thailand Government Bond, 3.65%, 06/20/2031	6,456,904
		Total Government Bonds—69.2% (cost $909,021,199)	790,238,459
SHORT-TERM INVESTMENT—3.1%
UNITED STATES—3.1%
USD	35,666,720	State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.09% (m)	35,666,720
		Total Short-Term Investment—3.1% (cost $35,666,720)	35,666,720
		Total Investments—144.8% (cost $1,852,312,182) (n)	1,654,318,977
		Long Term Debt Securities	(505,000,000)
		Mandatory Redeemable Preferred Stock at Liquidation Value	(50,000,000)

		Other Assets in Excess of Liabilities—6.9%	43,284,904
		Net Assets—100.0%	$1,142,603,881

AUD—Australian Dollar	IDR—Indonesian Rupiah	LKR—Sri Lanka Rupee	SGD—Singapore Dollar
CNH—Chinese Yuan Renminbi Offshore	INR—Indian Rupee	MYR—Malaysian Ringgit	THB—Thai Baht
CNY—Chinese Yuan Renminbi	KRW—South Korean Won	PHP—Philippine Peso	USD—U.S. Dollar

(a)	Level 3 security. See Note 2(a) of the accompanying Notes to Financial Statements.
(b)	Illiquid security.
(c)	Denotes a restricted security.
(d)	Variable rate instrument. The rate shown is based on the latest available information as of October 31, 2018. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(e)	For this security the annuity payments increase by 3.25% every year, until the asset amortizes to zero.
(f)	Sinkable security.

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2018

(g)	The maturity date presented for these instruments represents the next call/put date.
(h)	Perpetual bond. This is a bond that has no maturity date, is redeemable and pays a steady stream of interest indefinitely. The maturity date presented for these instruments represents the next call/put date.
(i)	This security is government guaranteed.
(j)	The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
(k)	China A securities. These securities are issued in local currency, traded in the local markets and are held through a qualified foreign institutional investor license.
(l)	Issued with a zero coupon.
(m)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7-day yield as of October 31, 2018.
(n)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

At October 31, 2018, the Fund held the following futures contracts:

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)
Long Contract Positions
United States Treasury Note 6%—2 year	501	12/31/2018	$105,900,052	$105,538,781	$(361,271)
United States Treasury Note 6%—Ultra Long	310	12/19/2018	49,246,819	46,257,813	(2,989,006)
					$(3,350,277)

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)
Short Contract Positions
United States Treasury Note 6%—10 year	(419)	12/19/2018	$(50,442,675)	$(49,625,312)	$817,363
United States Treasury Note 6%—5 year	(190)	12/31/2018	(21,555,643)	(21,352,735)	202,908
					$1,020,271
					$(2,330,006)

At October 31, 2018, the Fund’s open forward foreign currency exchange contracts were as follows:

Purchase Contracts Settlement Date*	Counterparty	Amount Purchased	Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
Indian Rupee/United States Dollar
11/30/2018	UBS	INR1,677,543,620	USD22,700,000	$22,584,055	$(115,945)
Philippine Peso/United States Dollar
01/31/2019	HSBC Bank USA	PHP301,974,400	USD5,600,000	5,627,804	27,804
Singapore Dollar/United States Dollar
11/02/2018	UBS	SGD38,710,081	USD28,411,986	27,946,490	(465,496)
12/03/2018	UBS	SGD40,400,000	USD29,173,362	29,185,480	12,118
South Korean Won/United States Dollar
12/07/2018	HSBC Bank USA	KRW52,775,173,000	USD47,000,000	46,300,781	(699,219)
Thai Baht/United States Dollar
12/21/2018	Goldman Sachs & Co.	THB825,000,000	USD25,514,149	24,941,878	(572,271)
				$156,586,488	$(1,813,009)

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (concluded)

As of October 31, 2018

Sale Contracts Settlement Date*	Counterparty	Amount Purchased	Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Australian Dollar
11/29/2018	Royal Bank of Canada	USD143,002,607	AUD194,652,738	$137,880,663	$5,121,944
United States Dollar/Chinese Yuan Renminbi Offshore
01/11/2019	UBS	USD9,892,422	CNH68,957,459	9,854,419	38,003
United States Dollar/Indian Rupee
11/30/2018	Goldman Sachs	USD59,700,000	INR4,428,247,500	59,615,610	84,390
11/30/2018	UBS	USD22,800,000	INR1,684,933,680	22,683,544	116,456
United States Dollar/Malaysian Ringgit
11/30/2018	HSBC Bank USA	USD4,200,000	MYR17,351,760	4,144,162	55,838
12/14/2018	BNP Paribas S.A.	USD11,100,000	MYR46,019,800	10,990,135	109,865
United States Dollar/Singapore Dollar
11/02/2018	UBS	USD27,937,876	SGD38,710,081	27,946,490	(8,614)
United States Dollar/South Korean Won
12/07/2018	HSBC Bank USA	USD1,300,000	KRW1,482,780,000	1,300,874	(874)
12/07/2018	UBS	USD1,600,000	KRW1,780,083,200	1,561,705	38,295
				$275,977,602	$5,555,303
				$432,564,090	$3,742,294
Total unrealized appreciation on open forward foreign currency exchange contracts					$5,604,713
Total unrealized depreciation on open forward foreign currency exchange contracts					(1,862,419)

*	Certain contracts with different trade dates and like characteristics have been shown net.

At October 31, 2018, the Fund held the following centrally cleared interest rate swap:

Currency	Notional Amount	Expiration Date	Counterparty	Receive (Pay) Floating Rate	Floating Rate Index	Fixed Rate	Premiums Paid (Received)	Unrealized Appreciation
USD	55,000,000	10/28/2026	Citibank	Receive	3-month LIBOR Index	1.57%	$—	$6,300,036

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Statement of Assets and Liabilities

For the Year Ended October 31, 2018

Assets
Investments, at value (cost $1,816,645,462)	$1,618,652,257
Short-term investments, at value (cost $35,666,720)	35,666,720
Foreign currency, at value (cost $35,628,723)	35,563,605
Cash	4,351,889
Cash at broker for futures contracts	3,038,854
Cash at broker for interest rate swap	1,745,977
Cash at broker for forward foreign currency contracts	670,000
Cash at broker for China A shares	13,461
Due from broker	226,951
Interest receivable	22,968,659
Unrealized appreciation on forward foreign currency exchange contracts	5,604,713
Variation margin receivable for futures contracts	1,020,271
Variation margin receivable for centrally cleared swap	174,512
Prepaid expenses in connection with revolving credit facility, senior secured notes, term loans and Series A Mandatory Redeemable Preferred Shares	2,376,130
Prepaid expenses and other assets	178,596
Total assets	1,732,252,595

Liabilities
Senior secured notes payable (Note 8)	350,000,000
4-year term loan payable (Note 9)	100,000,000
Revolving credit facility payable (Note 9)	55,000,000
Series A Mandatory Redeemable Preferred Shares ($25.00 liquidation value per share; 2,000,000 shares outstanding) (Note 7)	50,000,000
Payable for investments purchased	23,597,986
Interest payable on revolving credit facility, senior secured notes and term loans	4,152,637
Variation margin payable for futures contracts	3,350,277
Unrealized depreciation on forward foreign currency exchange contracts	1,862,419
Investment management fees payable (Note 3)	846,087
Dividend payable on Series A Mandatory Redeemable Preferred Shares	213,630
Administration fees payable (Note 3)	177,354
Investor relations fees payable (Note 3)	30,301
Deferred foreign capital gains tax	3,205
Other accrued expenses	414,818
Total liabilities	589,648,714

Net Assets Applicable to Common Shareholders	$1,142,603,881

Composition of Net Assets:
Common stock (par value $0.01 per share) (Note 5)	$2,489,806
Paid-in capital in excess of par	1,334,883,133
Distributable accumulated loss	(194,769,058)
Net Assets Applicable to Common Shareholders	$1,142,603,881
Net asset value per share based on 248,980,612 shares issued and outstanding	$4.59

See Notes to Financial Statements.

Amounts listed as “—” are $0 or round to $0.

Aberdeen Asia-Pacific Income Fund, Inc.

Statement of Operations

For the Year Ended October 31, 2018

Net Investment Income

Income
Interest and amortization of discount and premium and other income (net of foreign withholding taxes of $2,213,884)	$87,944,716
Total Investment Income	87,944,716

Expenses
Investment management fee (Note 3)	10,129,478
Administration fee (Note 3)	2,129,250
Revolving credit facility, senior secured notes, term loans and Series A Mandatory Redeemable Preferred Shares fees and expenses	667,768
Custodian’s fees and expenses	547,753
Insurance expense	331,714
Reports to shareholders and proxy solicitation	276,415
Investor relations fees and expenses (Note 3)	257,860
Directors’ fees and expenses	222,003
Legal fees and expenses	200,786
Transfer agent’s fees and expenses	132,118
Independent auditors’ fees and expenses	90,409
Miscellaneous	163,148
Total operating expenses, excluding interest expense	15,148,702
Interest expense (Notes 8 & 9)	17,268,035
Distributions to Series A Mandatory Redeemable Preferred Shares (Note 7)	2,091,147
Net operating expenses	34,507,884

Net investment income applicable to common shareholders	53,436,832

Net Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Related Transactions:

Net realized gain/(loss) from:
Investment transactions (including $1,035,217 capital gains tax)	3,047,546
Futures contracts	3,970,435
Interest rate swaps	2,566,939
Forward foreign currency exchange contracts	9,320,025
Foreign currency transactions	(17,556,611)
1,348,334

Net change in unrealized appreciation/(depreciation) on:
Investments (including $(498,034) change in deferred capital gains tax)	(73,837,848)
Interest rate swaps	2,897,964
Futures contracts	(3,088,198)
Forward foreign currency exchange rate contracts	(1,134,817)
Foreign currency translation	(86,800,446)
(161,963,345)
Net (loss) from investments, interest rate swaps, futures contracts and foreign currencies	(160,615,011)
Net Decrease in Net Assets Applicable to Common Shareholders Resulting from Operations	$(107,178,179)

See Notes to Financial Statements.

Amounts listed as “—” are $0 or round to $0.

Aberdeen Asia-Pacific Income Fund, Inc.

Statement of Changes in Net Assets

	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017

Increase/(Decrease) in Net Assets Applicable to Common Shareholders

Operations:
Net investment income	$53,436,832	$57,653,853
Net realized gain from investments, interest rate swaps and futures contracts	9,584,920	25,469,128
Net realized loss from foreign currency transactions	(8,236,586)	(73,119,445)
Net change in unrealized appreciation/(depreciation) on investments, interest rate swaps and futures contracts	(74,028,082)	(38,643,224)
Net change in unrealized appreciation/(depreciation) on foreign currency translation	(87,935,263)	68,804,295
Net increase/(decrease) in net assets applicable to common shareholders resulting from operations	(107,178,179)	40,164,607

Distributions to Common Shareholders from(a):
Distributable earnings	(61,878,247)	(66,636,882)
Tax return of capital	(43,546,107)	(39,328,863)
Net decrease in net assets applicable to common shareholders from distributions	(105,424,354)	(105,965,745)
Repurchase of common stock resulting in the reduction of 3,150,212 and 1,135,695 shares of common stock, respectively (Note 6)	(13,897,161)	(5,446,710)
Change in net assets from common stock transactions	(13,897,161)	(5,446,710)
Change in net assets applicable to common shareholders resulting from operations	(226,499,694)	(71,247,848)

Net Assets Applicable to Common Shareholders:
Beginning of year	1,369,103,575	1,440,351,423
End of year	$1,142,603,881	$1,369,103,575

(a)	Per the Securities and Exchange Commission release #33-10532 “Disclosure Update and Simplification”; the Fund is no longer required to differentiate distributions from earnings as either from net investment income or net realized capital gains. For the year ended October 31, 2017, all distributions from distributable earnings were from net investment income.

Amounts listed as “—” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Statement of Cash Flows

For the Year Ended October 31, 2018

Cash Flows from Operating Activities
Net decrease in net assets resulting from operations	$(107,178,179)
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Investments purchased	(937,638,775)
Investments sold and principal repayments	1,043,070,704
Increase in short-term investments, excluding foreign government securities	14,380,110
Net amortization/accretion of premium (discount)	9,531,795
Decrease in cash at broker	6,551,359
Decrease in interest receivable	1,452,069
Net unrealized (appreciation) depreciation on forward foreign exchange contracts	1,134,817
Decrease in bank loan payable	(45,000,000)
Decrease in prepaid expenses	544,055
Increase in interest payable on bank loan	3,953
Decrease in accrued investment management fee	(81,771)
Increase in accrued expenses	124,398
Increase in deferred foreign capital gains tax	26,025
Increase in variation margin payable for futures contracts	3,088,198
Net change in unrealized appreciation from investments	73,837,848
Net change in unrealized appreciation from foreign currency translations	86,800,446
Net realized gain on investments in securities	(3,047,546)
Net cash provided by operating activities	147,599,506

Cash Flows from Financing Activities
Decrease in payable due to custodian	(5,559,669)
Distributions paid to shareholders	(105,424,354)
Net cash paid (received) for swap contracts	(162,174)
Repurchase of common stock	(13,897,161)
Net cash used in financing activities	$(125,043,358)
Effect of exchange rate on cash	(14,187)
Net change in cash	22,541,961
Cash at beginning of year	17,373,533
Cash at end of year	$39,915,494

Supplemental disclosure of cash flow information:
Cash paid for interest and fees on borrowings:	$17,268,035

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

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Financial Highlights

	For the Fiscal Years Ended October 31,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net asset value per common share, beginning of year	$5.43	$5.69	$5.57	$6.58	$6.89
Net investment income	0.21	0.23	0.24	0.28	0.28
Net realized and unrealized gains/(losses) on investments, interest rate swaps, futures contracts and foreign currency transactions	(0.64)	(0.07)	0.29	(0.88)	(0.18)
Total from investment operations applicable to common shareholders	(0.43)	0.16	0.53	(0.60)	0.10
Distributions to Series A Mandatory Redeemable Preferred Shares:
Net investment income	–	–	–	–	–
Distributions to common shareholders from:
Net investment income	(0.25)	(0.26)	(0.24)	(0.40)	(0.42)
Tax return of capital	(0.17)	(0.16)	(0.18)	(0.02)	–
Total distributions to shareholders	(0.42)	(0.42)	(0.42)	(0.42)	(0.42)
Capital Share Transactions:
Impact due to open market repurchase policy (Note 7)	0.01	–	0.01	0.01	0.01
Total capital share transactions	0.01	–	0.01	0.01	0.01
Net asset value per common share, end of year	$4.59	$5.43	$5.69	$5.57	$6.58
Market value, end of year	$3.93	$5.03	$4.92	$4.75	$5.88

Total Investment Return Based on(b):
Market value	(14.29% )	11.19%	12.90%	(12.38% )	(2.17%	)
Net asset value	(7.27% )	3.79%	11.35%	(8.19% )	2.33%

Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data(c):
Net assets applicable to common shareholders, end of year (000 omitted)	$1,142,604	$1,369,104	$1,440,351	$1,427,649	$1,718,944
Average net assets applicable to common shareholders (000 omitted)	$1,290,606	$1,382,050	$1,433,905	$1,549,308	$1,771,852
Net operating expenses	2.67%	2.42%	2.23%	2.15%	1.97%	(d)
Net operating expenses without reimbursement	2.67%	2.42%	2.23%	2.15%	1.97%
Net operating expenses, excluding interest expense and distributions to Series A Mandatory Redeemable Preferred Shares	1.17%	1.15%	1.14%	1.14%	1.09%	(d)
Net investment income	4.14%	4.17%	4.30%	4.65%	4.14%
Portfolio turnover	44%	57%	52%	45%	49%
Leverage (senior securities) outstanding (000 omitted)	$505,000	$550,000	$525,000	$525,000	$550,000
Leverage (preferred stock) outstanding (000 omitted)	$50,000	$50,000	$50,000	$50,000	$50,000
Asset coverage ratio on long-term debt obligations at year end(e)	336%	358%	384%	381%	422%
Asset coverage per $1,000 on long-term debt obligations at year end	$3,362	$3,580	$3,839	$3,815	$4,216
Asset coverage ratio on total leverage at year end(f)	306%	328%	350%	348%	386%
Asset coverage per share on total leverage at year end	$3,059	$3,282	$3,505	$3,483	$3,862

Aberdeen Asia-Pacific Income Fund, Inc.

Financial Highlights (concluded)

(a)	Based on average shares outstanding.
(b)	Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.
(c)	Ratios calculated on the basis of income, expenses and preferred share dividends applicable to both the common and preferred shares relative to the average net assets of common shareholders. For the fiscal years ended October 31, 2018, 2017, 2016, 2015 and 2014, the ratios of net investment income before preferred stock dividends to average net assets of common shareholders were 4.30%, 4.32%, 4.16%, 4.79%, and 4.26%, respectively.
(d)	The expense ratio includes a one-time expense associated with the August 2011 shelf offering costs attributable to the registered but unsold shares that expired in August 2014.
(e)	Asset coverage ratio is calculated by dividing net assets plus the amount of any borrowings, including Series A Mandatory Redeemable Preferred Shares, for investment purposes by the amount of any long-term debt obligations, which includes the senior secured notes, revolving credit facility and term loans.
(f)	Asset coverage ratio is calculated by dividing net assets plus the amount of any borrowings, including Series A Mandatory Redeemable Preferred Shares, for investment purposes by the amount of any borrowings.

Amounts	listed as “—” are $0 or round to $0.

See	Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements

October 31, 2018

1. Organization

Aberdeen Asia-Pacific Income Fund, Inc. (the “Fund”) was incorporated in Maryland on March 14, 1986 as a closed-end, non-diversified management investment company. The Fund’s principal investment objective is to seek current income. The Fund may also achieve incidental capital appreciation. To achieve its investment objectives, the Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Asian debt securities, Australian debt securities and New Zealand debt securities. This 80% investment policy is a non-fundamental policy of the Fund and may be changed by the Fund’s Board of Directors (the “Board”) upon 60 days’ prior written notice to shareholders. There can be no assurance that the Fund will achieve its investment objectives. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, country or region.

The Fund may invest up to 80% of its total assets, plus the amount of any borrowings for investment purposes, in “Asian debt securities,” which include: (1) debt securities of Asian Country (as defined below) issuers, including securities issued by Asian Country governmental entities, as well as by banks, companies and other entities which are located in Asian Countries, whether or not denominated in an Asian Country currency; (2) debt securities of other issuers denominated in, or linked to, the currency of an Asian Country, including securities issued by supranational issuers, such as The World Bank and derivative debt securities that replicate, or substitute for, the currency of an Asian Country; (3) debt securities issued by entities which, although not located in an Asian Country, derive at least 50% of their revenues from Asian Countries or have at least 50% of their assets located in Asian Countries; and (4) debt securities issued by a wholly-owned subsidiary of an entity located in an Asian Country, provided that the debt securities are guaranteed by the parent entity located in the Asian Country. With reference to items (3) and (4) above, Asian debt securities may be denominated in an Asian Country currency or in Australian, New Zealand or U.S. Dollars. The maximum country exposure to any one Asian Country (other than Korea) is limited to 20% of the Fund’s total assets and the maximum currency exposure to any one Asian Country currency (other than Korea) is limited to 10% of the Fund’s total assets. The maximum country exposure for Korea is limited to 40% of the Fund’s total assets, and the maximum currency exposure for Korea is limited to 25% of the Fund’s total assets.

“Asian Countries” (each, an “Asian Country”) include Bangladesh, China, Hong Kong, India, Indonesia, Japan, Malaysia, Pakistan, the Philippines, Singapore, South Korea, Taiwan, Thailand, Vietnam, Sri Lanka, Kazakhstan and Mongolia, and such other countries on the

Asian continent approved for investment by the Board upon the recommendation of Aberdeen Standard Investments Asia Limited (formerly known as Aberdeen Asset Management (Asia) Limited), the Fund’s investment manager (“ASIAL” or the “Investment Manager”).

2. Summary of Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars and the U.S. Dollar is used as both the functional and reporting currency. However, the Australian Dollar is the functional currency for U.S. federal tax purposes.

a. Security Valuation:

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Fund’s Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2018

to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.

Long-term debt and other fixed-income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider approved by the Board. If there are no current day bids, the security is valued at the previously applied bid. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size and the strategies employed by the Fund’s investment adviser generally trade in round lot sizes. In certain circumstances, some trades may occur in smaller “odd lot” sizes which may be effected at lower or higher prices than institutional round lot trades. Short-term debt securities (such as commercial paper and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at amortized cost, if it represents the best approximation of fair value. Debt and other fixed-income securities are generally determined to be Level 2 investments.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund; a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act, which has an objective, which is not guaranteed, to maintain a $1.00 per share NAV. Registered investment companies are valued at their net asset value as reported by such company. Generally, these investment types are categorized as Level 1 investments.

Derivatives are valued at fair value. Exchange traded derivatives are generally Level 1 investments and over-the-counter and centrally cleared derivatives are generally Level 2 investments. Forward foreign currency contracts are generally valued based on the bid price of the forward rates and the current spot rate. Forward exchange rate quotations are available for scheduled settlement dates, such as 1-, 3-, 6-, 9- and 12-month periods. An interpolated valuation is derived based on the actual settlement dates of the forward contracts held. Futures contracts are valued at the settlement price or at the last bid price if no settlement price is available. Interest rate swaps agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows).

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which they trade closed before the (“Valuation Time”)), the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). A security that has been fair valued by the Fund’s Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs. The three-level hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of standard inputs is listed below:

Security Type	Standard Inputs

Debt and other fixed-income securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, credit quality, yield, and maturity.

Forward foreign currency contracts	Forward exchange rate quotations.

Swap agreements	Market information pertaining to the underlying reference assets, i.e., credit spreads, credit event probabilities, fair values, forward rates, and volatility measures.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2018

The following is a summary of the inputs used as of October 31, 2018 in valuing the Fund’s investments and other financial instruments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1-Quoted Prices ($)	Level 2-Other Significant Observable Inputs ($)	Level 3-Significant Unobservable Inputs ($)	Total ($)
Investments in Securities
Fixed Income Investments
Bank Loans	$–	$–	$7,793,577	$7,793,577
Corporate Bonds	–	820,620,221	–	820,620,221
Government Bonds	–	790,238,459	–	790,238,459
Total Fixed Income Investments	–	1,610,858,680	7,793,577	1,618,652,257
Short-Term Investment	35,666,720	–	–	35,666,720
Total Investments	$35,666,720	$1,610,858,680	$7,793,577	$1,654,318,977
Other Financial Instruments
Centrally Cleared Interest Rate Swap Agreements	$–	$6,300,036	$–	$6,300,036
Forward Foreign Currency Exchange Contracts	–	5,604,713	–	5,604,713
Futures Contracts	1,020,271	–	–	1,020,271
Total Other Financial Instruments	$1,020,271	$11,904,749	$–	$12,925,020
Total Assets	$36,686,991	$1,622,763,429	$7,793,577	$1,667,243,997
Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$–	$(1,862,419)	$–	$(1,862,419)
Futures Contracts	(3,350,277)	–	–	(3,350,277)
Total Liabilities – Other Financial Instruments	$(3,350,277)	$(1,862,419)	$–	$(5,212,696)

Amounts listed as “–” are $0 or round to $0.

For the fiscal year ended October 31, 2018, there were no significant changes to the fair valuation methodologies. Level 3 investments held, at the beginning, during and at the end of the fiscal year in relation to net assets were not significant (less than 0.69% of total net assets) and accordingly, a reconciliation of Level 3 assets for the fiscal year ended October 31, 2018 is not presented. The valuation technique used at October 31, 2018 was a single unadjusted broker quote. The inputs utilized by the broker to value the investment were not available.

b. Restricted Securities:

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Fund may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-

placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended. Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Fund, but resale of such securities in the U.S. is permitted only in limited circumstances.

c. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time).

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2018

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the current daily rates of exchange at the Valuation Time; and

(ii)	purchases and sales of investment securities, income and expenses – at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund isolates that portion of the results of operations arising from changes in the foreign exchange rates due to the fluctuations in the market prices of the securities held at the end of the reporting period. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting period.

Net exchange gain/(loss) is realized from sales and maturities of portfolio securities, sales of foreign currencies, settlement of securities transactions, dividends, interest and foreign withholding taxes recorded on the Fund’s books. Net unrealized foreign exchange appreciation/(depreciation) includes changes in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. The net realized and unrealized foreign exchange gain/(loss) shown in the composition of net assets represents foreign exchange gain/(loss) for book purposes that may not have been recognized for tax purposes.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

d. Derivative Financial Instruments:

The Fund is authorized to use derivatives to manage currency, interest rate and credit risk and as a substitute for physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts:

A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are used to manage the Fund’s currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to the benchmark. The use of forward contracts allows the separation of decision-making between markets and their currencies.

The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. Forward contracts’ prices are received daily from an independent pricing provider. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These realized and unrealized gains and losses are reported on the Statement of Operations. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or from unanticipated movements in exchange rates. During the fiscal year ended October 31, 2018, the Fund used forward contracts to hedge and efficiently manage a portion of Australian and certain Asian currency exposure.

While the Fund may enter into forward contracts to seek to reduce currency exchange rate risks or enhance return, transactions in such contracts involve certain risks. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, when used for hedging, there may be imperfect correlation between the Fund’s portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving a complete hedge, which will expose the Fund to the risk of foreign exchange loss.

Forward contracts are subject to the risk that a counterparty to such contracts may default on their obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the market price at the time of the default.

Futures Contracts:

The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities,

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2018

or securities that the Fund intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes, however, in those instances, (a) either the aggregate initial margin and premiums required to establish the Fund’s position may not exceed 5% of the Fund’s NAV after taking into account unrealized profits and unrealized losses on any such contract into which it has entered into, or (b) the aggregate net notional value of the Fund’s position may not exceed 100% of the Fund’s NAV after taking into account unrealized profits and unrealized losses on any such contract which it has entered into.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This payment is known as initial margin. Subsequent payments, known as “variation margin,” are calculated each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. An unrealized gain/(loss) equal to the variation margin is recognized on a daily basis. When the contract expires or is closed, the gain/(loss) is realized and is presented in the Statement of Operations as a net realized gain/(loss) on futures contracts. Futures contracts are valued daily at their last quoted sale price on the exchange on which they are traded.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. During the fiscal year ended October 31, 2018, the Fund used U.S. Treasury futures to efficiently manage U.S. interest rate exposure and hedge the U.S. interest rate risk.

There are significant risks associated with the Fund’s use of futures contracts, including the following: (1) the success of a hedging strategy may depend on the ability of the Fund’s investment adviser and/or sub-adviser to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the movement in the price of futures contracts, interest rates and the value/market value of the securities held by the Fund; (3) there may not be a liquid secondary market for a futures contract; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts. In addition, should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Swaps:

A swap is an agreement that obligates two parties to exchange a series of cash flows and/or meet certain obligations at specified intervals based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) or the occurrence of a credit event with respect to an underlying reference obligation (in the case of a credit default swap) for a specified amount of an underlying asset or notional principal amount. The Fund will enter into swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the amount of the difference between the two payments. Except for currency swaps and credit default swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination of the transaction.

Traditionally, swaps were customized, privately negotiated agreements executed between two parties (“OTC Swaps”) but since 2013, certain swaps are required to be cleared pursuant to rules and regulations related to the Dodd–Frank Wall Street Reform and Consumer Protection Act (“Dodd Frank”) and/or Regulation (EU) No 648/2012 on OTC Derivatives, Central Counterparties and Trade Repositories (“EMIR”) (“Cleared Swaps”). Like OTC Swaps, Cleared Swaps are negotiated bilaterally. Unlike OTC Swaps, the act of clearing results in two swaps executed between each of the parties and a central counterparty (“CCP”), and thus the counterparty credit exposure of the parties is to the CCP rather than to one another. Upon entering into a Cleared Swap, the Fund is required to pledge an amount of cash and/or other assets equal to a certain percentage of the contract amount. This payment is known as “initial margin”. Subsequent payments, known as “variation margin,” are calculated each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. An unrealized gain or loss equal to the variation margin is recognized on a daily basis. When the contract matures or is terminated, the gain or loss is realized and is presented in the Statements of Operations as a net realized gain or loss on swap contracts. As of March 2017, the Fund is required to provide variation and/or initial margin for OTC Swaps pursuant to further rules and regulations related to Dodd Frank and EMIR under certain circumstances. The margin requirements associated with OTC Swaps and Cleared Swaps may not be the same.

The rights and obligations of the parties to a swap are memorialized in either an International Swap Dealers Association, Inc. Master

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2018

Agreement (“ISDA”) for OTC Swaps or a futures agreement with an OTC addendum for Cleared Swaps (“Clearing Agreement”). These agreements are with certain counterparties whose creditworthiness is monitored on an ongoing basis by risk professionals. Both the ISDA and Clearing Agreement maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of default or termination by one party may give the other party the right to terminate and settle all of its contracts.

Entering into swap agreements involves, to varying degrees, elements of credit, market and interest risk in excess of the amounts reported on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. The Fund’s maximum risk of loss from counterparty risk related to swaps is the fair value of the contract. This risk is mitigated by the posting of collateral by the counterparties to the Fund to cover the Fund’s exposure to the counterparty.

Interest Rate Swaps

The Fund uses interest rate swap contracts to manage its exposure to interest rates. Interest rate swap contracts typically represent the exchange between the Fund and a counterparty of respective commitments to make variable rate and fixed rate payments with respect to a notional amount of principal. Interest rate swap contracts may have a term that is greater than one year, but typically require periodic interim settlement in cash, at which time the specified value of the variable interest rate is reset for the next settlement period. Net payments of interest are recorded as realized gains or losses. During the period that the swap contract is open, the contract is marked-to-market as the net amount due to or from the Fund and changes in the value of swap contracts are recorded as unrealized gains or losses. During the fiscal year ended October 31, 2018, the Fund used interest rate swaps to hedge the interest rate risk on the Fund’s Revolving Credit Facility (as defined in Note 9 below).

Summary of Derivative Instruments:

The Fund may use derivatives for various purposes as noted above. The following is a summary of the fair value of derivative instruments, not accounted for as hedging instruments, as of October 31, 2018:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments and risk exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Interest rate swaps* (interest rate risk)	Unrealized appreciation on receivable for centrally cleared interest rate swaps	$6,300,036	Unrealized depreciation payable for centrally cleared interest rate swaps	$–

Forward foreign exchange contracts (foreign exchange risk)	Unrealized appreciation on forward currency exchange contracts	$5,604,713	Unrealized depreciation on forward currency exchange contracts	$1,862,419

Futures contracts (interest rate risk)	Variation margin receivable for futures contracts	$1,020,271	Variation margin payable for futures contracts	$3,350,277
Total		$12,925,020		$5,212,696

*	The values shown reflect unrealized appreciation/(depreciation) and the values shown in the Statement of Assets and Liabilities reflects variation margin.

Amounts listed as “–” are $0 or round to $0.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2018

The Fund has transactions that may be subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities as of October 31, 2018 to the net amounts by broker and derivative type, including any collateral received or pledged, is included in the following tables:

		Gross Amounts Not Offset in Statement of Assets & Liabilities				Gross Amounts Not Offset in Statement of Assets and Liabilities
Description	Gross Amounts of Assets Presented in Statement of Financial Position	Financial Instruments	Collateral Received(1)	Net Amount(3)	Gross Amounts of Liabilities Presented in Statement of Financial Position	Financial Instruments	Collateral Pledged(1)	Net Amount(3)
	Assets				Liabilities
Forward foreign currency(2)
BNP Paribas S.A.	$109,865	$–	$–	$109,865	$–	$–	$–	$–
Goldman Sachs	84,390	–	–	84,390	–	–	–	–
Goldman Sachs & Co.	–	–	–	–	572,271	–	–	572,271
HSBC Bank USA	83,642	(83,642)	–	–	700,093	(83,642)	(616,451)	–
Royal Bank of Canada	5,121,944	–	–	5,121,944	–	–	–	–
UBS	204,872	(204,872)	–	–	590,055	(204,872)	–	385,183

1.	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
2.	Includes financial instrument which are not subject to a master netting arrangement across funds, or another similar arrangement.
3.	Net amounts represent the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from financial derivative instruments can only be netted across transactions governed under the same master netting agreement with the same legal entity.

The effect of derivative instruments on the Statement of Operations for the fiscal year ended October 31, 2018:

Derivatives Not Accounted for as Hedging Instruments	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation/ (Depreciation) on Derivatives
Interest rate swaps (interest rate risk)	Realized/Unrealized Gain/(Loss) from Investments, Interest Rate Swaps, Futures Contracts and Foreign Currencies	$2,566,939	$2,897,964
Forward foreign exchange contracts (foreign exchange risk)		$9,320,025	$(1,134,817)
Futures contracts (interest rate risk)		$3,970,435	$(3,088,198)
Total		$15,857,399	$(1,325,051)

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2018

Information about derivatives reflected as of the date of this report is generally indicative of the type of activity during the fiscal year ended October 31, 2018. The table below summarizes the weighted average values of derivatives holdings for the Fund during the fiscal year ended October 31, 2018.

Derivative	Average Notional Value
Purchase Forward Foreign Currency Contracts	$186,143,223
Sale Forward Foreign Currency Contracts	206,398,903
Long Futures Contracts	158,993,961
Short Futures Contracts	146,245,435
Interest Rate Swaps	86,250,000

e. Bank Loans:

The Fund may invest in bank loans. Bank loans include floating and fixed-rate debt obligations. Floating rate loans are debt obligations issued by companies or other entities with floating interest rates that reset periodically. Bank loans may include, but are not limited to, term loans, delayed funding loans, bridge loans and revolving credit facilities. Loan interest will primarily take the form of assignments purchased in the primary or secondary market but may include participations. Floating rate loans are secured by specific collateral of the borrower and are senior to most other securities of the borrower (e.g., common stock or debt instruments) in the event of bankruptcy. Floating rate loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancings. Floating rate loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. Floating rate loans may be acquired directly through the agent, as an assignment from another lender who holds a direct interest in the floating rate loan, or as a participation interest in another lender’s portion of the floating rate loan.

The Fund may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowings in which the Fund agrees to make loans up to a maximum amount upon demand by the borrowing issuer for a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrowing issuer repays the loan, an amount equal to the repayment is again made available to the borrowing issuer under the facility. The borrowing issuer may at any time borrow and repay amounts so long as, in the aggregate, at any given time the amount borrowed does not exceed the maximum amount established by the loan agreement. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest.

See “Bank Loan Risk” under “Portfolio Investment Risks” for information regarding the risks associated with an investment in bank loans.

f. Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and foreign currency transactions are calculated on the identified cost basis. Interest income and expenses are recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized on an effective yield basis over the estimated lives of the respective securities.

g. Distributions:

The Fund has a managed distribution policy to pay distributions from net investment income supplemented by net realized foreign exchange gains, net realized short-term capital gains, net realized long-term capital gains and return of capital distributions, if necessary, on a monthly basis. The managed distribution policy is subject to regular review by the Board. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies, loss deferrals and recognition of market discount and premium.

Distributions to Series A Mandatory Redeemable Preferred Shares (the “Series A MRPS”) shareholders are accrued daily and paid quarterly based on an annual rate of 4.125%. The Fund may not pay distributions to its preferred shareholders unless (i) the pro forma asset coverage ratios for the Series A MRPS, as calculated in accordance with the Fitch Ratings total and net overcollateralization tests per the ‘AA’ rating guidelines outlined in Fitch Rating’s closed-end fund criteria, is in excess of 100%, and (ii) the Fund’s asset coverage ratios for the Series A MRPS, as calculated in accordance with the 1940 Act, is in excess of 225%. The character of distributions to Series A MRPS shareholders made during the fiscal year may differ from their ultimate characterization for federal income tax purposes. For tax purposes, the Fund’s distributions to Series A MRPS shareholders for the fiscal year ended October 31, 2018 were 100% net investment income.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2018

h. Federal Income Taxes:

For U.S. federal income purposes, the Fund includes a separately identifiable unit called a Qualified Business Unit (“QBU”) (see Internal Revenue Code of 1986, as amended (“IRC”) section 987). The Fund has operated with a QBU for U.S. federal income purposes since 1990. The home office of the Fund is designated as the United States and of the QBU is Australia with a functional currency of Australian dollar. The securities held within the Fund reside within either the QBU or the home office. Australian dollar denominated securities within the Australian QBU generate capital gain/loss (which are translated for U.S. federal income tax purposes into U.S. Dollars based on the weighted average exchange rate for the period) but not currency gain/loss. If a non AUD denominated security were to sit in the AUD QBU and was sold, the sale would generate capital gain/loss as well as currency gain/loss based on the currency exchange between the currency the security is denominated in and the Australian dollar.

Currency gain/loss related to currency exchange between the U.S. Dollar and the QBU functional currency is generated when money is transferred from a QBU to the home office. The currency gain/loss would result from the difference between the current exchange rate and the fiscal year to date average exchange rate until which profits are repatriated to U.S. Dollar basis in the QBU (which is generally computed based on the currency exchange rates from when money was transferred into such QBU and from gain/losses generated within such QBU based on the weighted average exchange rates for the periods such gain/loss was recognized). Based on the QBU structure, there may be sizable differences in the currency gain/loss recognized for U.S. federal income tax purposes and what is reported within the financial statements under GAAP. As of the Fund’s fiscal year-end, the calculation of the composition of distributions to shareholders is finalized and reported in the Fund’s annual report to shareholders.

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the IRC, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all federal income taxes. Therefore, no federal income tax provision is required. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31 are subject to such review.

i. Foreign Withholding Tax:

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition,

the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

In addition, when the Fund sells securities within certain countries in which it invests, the capital gains realized may be subject to tax. Based on these market requirements and as required under GAAP, the Fund accrues deferred capital gains tax on securities currently held that have unrealized appreciation within these countries. The amount of deferred capital gains tax accrued is reported on the Statement of Operations as part of the Net Change in Unrealized Appreciation/Depreciation on Investments.

j. Cash Flow Information:

The Fund invests in securities and distributes dividends from net investment income and net realized gains on investment and currency transactions which are paid in cash. These activities are reported in the Statements of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash includes domestic and foreign currency but does not include cash in segregated accounts for financial futures, swaps, and forward contracts because it is designated as collateral.

3. Agreements and Transactions with Affiliates

a. Investment Manager, Investment Adviser, and Investment Sub-Adviser:

ASIAL serves as investment manager to the Fund, pursuant to a management agreement. Aberdeen Standard Investments Australia Limited, formerly known as Aberdeen Asset Management Limited (the “Investment Adviser”), serves as the investment adviser and Aberdeen Asset Managers Limited (“AAML” or the “Sub-Adviser”) serves as the sub-adviser, pursuant to an advisory agreement and a sub-advisory agreement, respectively, with the Investment Manager.

The Investment Manager manages the Fund’s investments and makes investment decisions on behalf of the Fund including the selection of and the placement of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund. The Investment Adviser makes recommendations of securities to be purchased or sold within the Fund’s portfolio to the Investment Manager and may provide research or statistical data. The Sub-Adviser manages the portion of the Fund’s assets that the Investment Manager allocates to it. The Investment Adviser and Sub-Adviser are paid by the Investment Manager, not the Fund.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2018

The management agreement provides the Investment Manager with a fee, payable monthly by the Fund, at the following annual rates: 0.65% of the Fund’s average weekly Managed Assets up to $200 million, 0.60% of Managed Assets between $200 million and $500 million, 0.55% of Managed Assets between $500 million and $900 million, 0.50% of Managed Assets between $900 million and $1.75 billion and 0.45% of Managed Assets in excess of $1.75 billion. Managed Assets is defined in the management agreement to mean total assets of the Fund, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objectives and policies, and/or (iv) any other means.

For the fiscal year ended October 31, 2018, ASIAL earned $10,129,478 from the Fund for investment management fees.

b. Fund Administration:

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of the Investment Manager, Investment Adviser and Sub-Adviser, is the Fund’s Administrator pursuant to an agreement under which AAMI receives a fee, payable monthly by the Fund, at an annual fee rate of 0.125% of the Fund’s average weekly Managed Assets up to $1 billion, 0.10% of the Fund’s average weekly Managed Assets between $1 billion and $2 billion, and 0.075% of the Fund’s average weekly Managed Assets in excess of $2 billion. For the fiscal year ended October 31, 2018, AAMI earned $2,129,250 from the Fund for administration fees.

c. Investor Relations:

Under the terms of the Investor Relations Services Agreement, AAMI provides and/or engages third parties to provide investor relations services to the Fund and certain other funds advised by ASIAL or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the “Fund’s Portion”). However, investor relations services fees are limited by AAMI so that the Fund will only pay up to an annual rate of 0.05% of the Fund’s average weekly net assets. Any difference between the capped rate of 0.05% of the Fund’s average weekly net assets and the Fund’s Portion is paid for by AAMI.

Pursuant to the terms of the Investor Relations Services Agreement, AAMI (or third parties hired by AAMI), among other things, provides objective and timely information to stockholders based on publicly available information; provides information efficiently through the use of technology while offering stockholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, publishes white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

During the fiscal year ended October 31, 2018, the Fund incurred investor relations fees of approximately $257,860. For the fiscal year ended October 31, 2018, AAMI did not bear any portion of to the investor relations fees for the Fund because the Fund’s contribution was below 0.05% of the Fund’s average weekly net assets on an annual basis.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the fiscal year ended October 31, 2018, were $760,127,664 and $869,150,833, respectively.

5. Capital

The authorized capital of the Fund is 400 million shares of $0.01 par value per share of common stock. During the fiscal year ended October 31, 2018, the Fund repurchased 3,150,212 shares pursuant to its Open Market Repurchase Program, see Note 6 for further information. As of October 31, 2018, there were 248,980,612 shares of common stock issued and outstanding.

6. Open Market Repurchase Program

On March 1, 2001, the Board approved a stock repurchase program. The Board amended the program on December 12, 2007. The stock repurchase program allows the Fund to repurchase up to 10% of its outstanding common stock in the open market during any 12-month period. The Fund reports repurchase activity on the Fund’s website on a monthly basis.

For the fiscal year ended October 31, 2018 and fiscal year ended October 31, 2017, the Fund repurchased 3,150,212 and 1,135,695 shares, respectively, through this program.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2018

7. Preferred Shares

At October 31, 2018, the Fund had 2,000,000 shares of Series A MRPS outstanding with an aggregate liquidation preference of $50,000,000 ($25 per share). The following table shows the mandatory redemption date, annual fixed rate, aggregate liquidation preference and estimated fair value of the Series A MRPS at October 31, 2018.

Mandatory Redemption Date	Annual Fixed Rate	Aggregate Liquidation Preference	Estimated Fair Value
June 27, 2023	4.125%	$50,000,000	$48,359,399

Holders of the Series A MRPS are entitled to receive quarterly cumulative cash dividend payments on the first business day following each calendar quarter at an annual fixed rate of 4.125% until maturity. The Series A MRPS were issued in private placement offerings to institutional investors and are not listed on any exchange or automated quotation system. Distributions are accrued daily and paid quarterly and are presented in the Statement of Assets and Liabilities as a dividend payable to preferred shareholders. For the fiscal year ended October 31, 2018, the Fund paid $2,091,147 in distributions to preferred shareholders.

The Series A MRPS rank senior to all of the Fund’s outstanding shares of common stock and on a parity with shares of any other series of preferred stock as to the payment of dividends to which the shares are entitled and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

The estimated fair value of Series A MRPS was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus the spread between the U.S. insurance and financial debt rate and the U.S. Treasury rate plus a market spread for the issuance of preferred shares.

The Series A MRPS are redeemable in certain circumstances at the option of the Fund. The Series A MRPS are also subject to mandatory redemption, unless otherwise prohibited by the 1940 Act, if the Fund fails to maintain (1) asset coverage, as determined in accordance with Section 18(h) of the 1940 Act, of at least 225%, with respect to all outstanding preferred stock, as of the last day of any month or (2) eligible assets with an aggregate agency discounted value at least equal to the basic maintenance amount as provided in the Fund’s rating agency guidelines. As of October 31, 2018, the Fund was in compliance with the asset coverage and basic maintenance requirements of the Series A MRPS.

Except for matters which do not require the vote of the holders of the Series A MRPS under the 1940 Act and except as otherwise provided in the Fund’s Charter or Bylaws, or as otherwise required by applicable law, holders of the Series A MRPS have one vote per share and generally vote together with holders of common stock as a single class on all matters submitted to the Fund’s stockholders. The holders of the Series A MRPS, voting separately as a single class, have the right to elect at least two directors of the Fund.

8. Senior Secured Notes

At October 31, 2018, the Fund had $350,000,000 in aggregate principal amount of senior secured notes rated ‘AAA’ by Fitch Ratings outstanding ($100,000,000 in 3.05% Series A Senior Secured Notes due June 12, 2020, $100,000,000 in 3.69% Series B Senior Secured Notes due June 12, 2023, $50,000,000 in 3.87% Series C Senior Secured Notes due February 8, 2032 and $100,000,000 in 3.70% Series D Senior Secured Notes due August 10, 2032) (collectively, the “Notes”). The Notes are secured obligations of the Fund and, upon liquidation, dissolution or winding up of the Fund, will rank senior to all unsecured and unsubordinated indebtedness and senior to any common or preferred stock pari passu in priority and security with all other secured indebtedness. Holders of the Notes are entitled to receive cash interest payments semi-annually until maturity. The Series A Notes, the Series B Notes, the Series C Notes and the Series D Notes accrue interest at annual fixed rates of 3.05%, 3.69%, 3.87% and 3.70%, respectively.

The Notes were issued in private placement offerings to institutional investors and are not listed on any exchange or automated quotation system.

The Notes may be prepaid in certain limited circumstances at the option of the Fund. The Notes are also subject to optional prepayment to the extent needed to satisfy certain requirements if the Fund fails to meet an asset coverage ratio required by the terms of the Notes and is not able to cure the coverage deficiency by the applicable deadline.

The estimated fair value of each series of fixed-rate Notes was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus either 1) the spread between the interest rate on recently issued debt and the U.S. Treasury rate with a similar maturity date, or 2) if there has not been a recent debt issuance, the spread between the AAA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date. The following table shows the

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2018

maturity date, interest rate, notional/carrying amount and estimated fair value for each series of Notes outstanding at October 31, 2018.

Series	Maturity Date	Interest Rate	Notional/ Carrying Amount	Estimated Fair Value
Series A	June 12, 2020	3.05%	$100,000,000	$98,299,035
Series B	June 12, 2023	3.69%	$100,000,000	$97,569,806
Series C	February 8, 2032	3.87%	$50,000,000	$46,980,142
Series D	August 10, 2032	3.70%	$100,000,000	$92,059,561

9. Credit Facility

On April 7, 2017, the Fund renewed its credit agreement providing for a $100,000,000 senior secured 3-year revolving credit loan facility (the “Revolving Credit Facility”) with a syndicate of banks with Bank of America Merrill Lynch, N.A., acting as administrative agent. On June 12, 2013 the Fund entered into a term loan agreement (the “Term Loan Agreement”) providing for $200,000,000 of senior secured term loans (the “Term Loan Facility”) from Bank of America, N.A. On August 10, 2017 proceeds from the Series D Notes were used to pay down $100,000,000 of the Term Loan Facility. At October 31, 2018, the Fund had $55,000,000 outstanding under the Revolving Credit Facility and $100,000,000 outstanding under the Term Loan Facility. Under the terms of the Revolving Credit Facility and the Term Loan Agreement and applicable regulations, the Fund is required to maintain certain asset coverage ratios for the amount of its outstanding borrowings.

For the fiscal year ended October 31, 2018, the average interest rate on the Revolving Credit Facility was 2.84% and the average balance of the Revolving Credit Facility was $88,424,658. At the fiscal year ended October 31, 2018, pursuant to the Term Loan Agreement, the Term Loan Facility consists of a $100,000,000 term loan facility which accrues interest at 2.38% per annum.

For the fiscal year ended October 31, 2018, the average interest rate on the Term Loan Facility was 2.38% and the average balance of the Term Loan Facility was $100,000,000. The interest expense is accrued on a daily basis and is payable on a monthly basis or on the last date of the respective LIBOR period, as applicable, for the Revolving Credit Facility, and payable on the last business day of each of March, June, September and December and the maturity date for the Term Loan Facility.

The estimated fair value of each Term Loan Facility was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, the spread between the U.S. insurance and financial debt rate and the U.S. Treasury rate. The following table shows the maturity date, interest rate, notional/carrying amount and estimated fair value for the Term Loan Facility outstanding as of October 31, 2018.

Series	Maturity Date	Interest Rate	Notional/ Carrying Amount	Estimated Fair Value
Term Loan Facility	December 14, 2019	2.38%	$100,000,000	$98,289,899

The Revolving Credit Facility has a term of 3-years and is not a perpetual form of leverage; there can be no assurance that the Revolving Credit Facility will be available for renewal on acceptable terms, if at all. The Term Loan Facility, which initially had a 3-year term, was recently extended to December 14, 2019. Bank loan fees and expenses included in the Statement of Operations include fees for the renewal of the Revolving Credit Facility as well as commitment fees for any portion of the loan facility not drawn upon at any time during the period.

The estimated fair value of the Revolving Credit Facility was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, the spread between the U.S. insurance and financial debt rate and the U.S. Treasury rate. The following table shows the maturity date, interest rate, notional/carrying amount and estimated fair value outstanding as of October 31, 2018.

Maturity Date	Interest Rate	Notional/ Carrying Amount	Estimated Fair Value
April 7, 2020	3.32%	$55,000,000	$54,480,304

10. Risks of Leveraged Capital Structure

The Fund may use leverage to the maximum extent permitted by the 1940 Act, which permits leverage to exceed 33 1/3% of the Fund’s total assets (including the amount obtained through leverage) in certain market conditions.

The amounts borrowed under the Revolving Credit Facility, the Term Loan Facility and the Notes and other funds obtained through various forms of leverage, including the Series A MRPS, may be invested to return higher rates than the rates pursuant to which interests or dividends are paid under such forms of leverage. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund’s common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2018

magnified in the Fund because of the additional assets purchased with the proceeds of the leverage.

The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the Revolving Credit Facility, the Term Loan Facility and the Notes may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is limited in its ability to declare dividends or other distributions under the terms of the various forms of leverage. In the event of an event of default under either the Revolving Credit Facility or Term Loan Facility, the lenders have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. In the event of an event of default under the Note Purchase Agreement, the holders of the Notes have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund). If there exists an event of default under the Securities Purchase Agreement that has not been cured, the holders of the Series A MRPS have the right to cause the Fund’s outstanding borrowings to be immediately due and payable and proceed to protect and enforce their rights by an action at law, suit in equity or other appropriate proceeding.

Each of the Revolving Credit Facility Agreement, the Term Loan Agreement, the Note Purchase Agreement or the Securities Purchase Agreement relating to the Series A MRPS includes usual and customary covenants for the applicable type of transaction. These covenants impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede the Investment Manager, Investment Adviser, or Sub-Adviser from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of any and/or all of the forms of leverage. As of October 31, 2018, the Fund was in compliance with all covenants under the agreements relating to the various forms of leverage.

During the fiscal year ended October 31, 2018, the Fund incurred fees of approximately $568,256 for the Revolving Credit Facility, Term Loan Facility and Notes.

11. Portfolio Investment Risks

a. Credit and Market Risk

A debt instrument’s price depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions. Funds that invest in high yield and emerging market instruments are subject to certain additional credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading.

b. Interest Rate Risk

The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund may be subject to a greater risk of rising interest rates due to current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

c. Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2018

opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Investment Manager are unsuccessful.

d. Focus Risk

The Fund may have elements of risk not typically associated with investments in the United States due to focused investments in a limited number of countries or regions subject to foreign securities or currency risks. Concentrating investments in the Asia-Pacific region subjects the Fund to more volatility and greater risk of loss than geographically diverse funds. Such focused investments may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

e. Risks Associated with Mortgage-backed Securities

The value of mortgage-backed securities can fall if the owners of the underlying mortgages default or pay off their mortgages sooner than expected, which could happen when interest rates fall.

f. High-Yield Bonds and Other Lower-Rated Securities Risk

The Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment- grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.

g. Bank Loan Risk

There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, illiquid securities risk, and prepayment risk. There is also the possibility that the collateral securing a loan, if any, may be difficult to liquidate or be insufficient to cover the amount owed under the loan. These risks could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund’s returns. In addition, bank loans may settle on a delayed basis, resulting in the proceeds from the sale of such loans not being readily available to make additional investments or distributions. To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund may hold additional cash, sell investments or temporarily borrow from banks or other lenders.

12. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

13. Tax Information

The U.S. federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2018 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,717,506,103	$9,791,017	$(72,978,143)	$(63,187,126)

The tax character of distributions paid during the fiscal years ended October 31, 2018 and October 31, 2017 was as follows:

	October 31, 2018	October 31, 2017
Distributions paid from:
Ordinary Income	$61,878,247	$66,636,882
Net long-term capital gains	–	–
Tax return of capital	43,546,107	39,328,863
Total tax character of distributions	$105,424,354	$105,965,745

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2018

As of October 31, 2018, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income – net	$–
Undistributed long-term capital gains – net	–
Total undistributed earnings	$–
Capital loss carryforward	(25,376,165	)*
Other currency gains	44,134,320
Other temporary differences	(774,738)
Unrealized appreciation/(depreciation) – securities	(58,217,444	)**
Unrealized appreciation/(depreciation) – currency	(154,535,031	)**
Total accumulated earnings/(losses) – net	$(194,769,058)

*	On October 31, 2018, the Fund had a net capital loss carryforward of $(25,376,165) which will be available to offset like amounts of any future taxable gains. Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short term as under previous law. Pre-enactment capital loss carryforwards expire as follows:

Amounts	Expires
$21,193,794	2019 (Short-Term)
4,182,371	Unlimited (Long-Term)

**	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the difference between book and tax amortization methods for premiums and discounts on fixed income securities, differing treatments for foreign currencies, the tax deferral of wash sales and straddles, the realization of unrealized gains on certain futures and forward contracts, and other timing differences.

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the table below details the necessary reclassifications, which are a result of permanent differences primarily attributable to foreign currency gains and losses, capital gains tax, return of capital distributions, premium amortization and swap reclasses. These reclassifications have no effect on net assets or NAVs per share.

Paid-in Capital	Distributable Accumulated Loss
$(2,567,689)	$2,567,689

14. Recent Accounting Pronouncements

On August 17, 2018, the SEC voted to adopt amendments to certain of its disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded, in light of other SEC disclosure requirements, U.S. GAAP, or changes in the information environment. The SEC will also be referring certain SEC disclosure requirements that overlap with, but require information incremental to, U.S. GAAP to the Financial Accounting Standards Board (FASB) for potential incorporation into U.S. GAAP. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. The amendments became effective November 5, 2018.

On August 28, 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement. Accounting Standards Update (ASU) 2018-13 includes removals, additions and modifications to the disclosure requirements for fair value measurements that are intended to improve the effectiveness of disclosures in the notes to financial

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (concluded)

October 31, 2018

statements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt any removed or modified disclosures upon issuance of this ASU and delay adoption of the additional disclosures until their effective date. Aberdeen has evaluated ASU 2018-13 and determined that there is no significant impact on the Fund’s financial statements. Aberdeen has early adopted the following ASU 2018-13 guidance in the Fund’s financial statements pertaining to the removal of (i) the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and (ii) the policy for timing of transfers between levels.

15. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures or adjustments were required to the financial statements as of October 31, 2018, other than those listed below.

On November 9, 2018 and December 11, 2018, the Fund announced that it will pay on November 28, 2018 and January 10, 2019, a distribution of US $0.035 per share to all shareholders of record as of November, 19, 2018 and December 31, 2018, respectively.

On December 12, 2018, Moritz Sell was appointed as a Class I Director. Following his appointment, the size of the Board was increased to six Directors.

Aberdeen Asia-Pacific Income Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

Aberdeen Asia-Pacific Income Fund, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Aberdeen Asia-Pacific Income Fund, Inc. (the Fund), including the portfolio of investments, as of October 31, 2018, the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian, brokers, or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Aberdeen investment companies since 2009.

Philadelphia, Pennsylvania

December 27, 2018

Aberdeen Asia-Pacific Income Fund, Inc.

Federal Tax Information: Dividends and Distributions (unaudited)

The following information is provided with respect to the distributions paid by the Aberdeen Asia-Pacific Income Fund, Inc. during the fiscal year ended October 31, 2018:

Common Shareholders

Payable Date	Foreign Taxes Paid†*	Foreign Source Income**
11/29/17-1/18/18	4.411%	26.51%
1/30/18-10/29/18	6.269%	37.89%

†	Expressed as a percentage of the distributions paid.
*	The foreign taxes paid represent taxes incurred by the Fund on interest received from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.
**	Expressed as a percentage of ordinary distributions paid grossed-up for foreign taxes paid.

Supplemental Information (unaudited)

Board of Directors’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Directors (the “Board”) of Aberdeen Asia-Pacific Fund, Inc. (“FAX” or the “Fund”) held on September 6, 2018, the Board, including a majority of the Directors who are not considered to be “interested persons” of the Fund (the “Independent Directors”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Fund’s management agreement with Aberdeen Standard Investments (Asia) Limited (formerly Aberdeen Asset Management Asia Limited) (the “Investment Manager”), the investment advisory agreement among the Fund, the Investment Manager and Aberdeen Standard Investments Australia Limited (formerly known as Aberdeen Asset Management Limited) (the “Investment Adviser”), and the investment sub-advisory agreement among the Fund, the Investment Manager and Aberdeen Asset Managers Limited (the “Sub-Adviser”). The Investment Manager, the Investment Adviser and the Sub-Adviser are referred to collectively herein as the “Advisers” and the aforementioned agreements with the Advisers are referred to as the “Advisory Agreements.” The Investment Adviser and the Sub-Adviser are affiliates of the Investment Manager.

In connection with their consideration of whether to approve the renewal of the Fund’s Advisory Agreements, the Board received and reviewed a variety of information provided by the Advisers relating to the Fund, the Advisory Agreements and the Advisers, including fee and expense information, comparative performance and other information regarding the nature, extent and quality of services provided by the Advisers under their respective Advisory Agreements.

The materials provided to the Board generally included, among other items: (i) information on the Fund’s advisory fees and other expenses, including information comparing the Fund’s expenses to those of a peer group of funds and information about any applicable expense limitations and fee “breakpoints”; (ii) information on the investment performance of the Fund and the performance of peer groups of funds and the Fund’s performance benchmark; (iii) information about the profitability of the Advisory Agreements to the Advisers; (iv) a report prepared by the Advisers in response to a request submitted by the Independent Directors’ independent legal counsel on behalf of such Directors; and (v) a memorandum from the Independent Directors’ independent legal counsel on the responsibilities of the Board in considering for approval the investment advisory and investment sub-advisory arrangements under the 1940 Act and Maryland law. The Board, including the Fund’s Independent Directors, also considered other matters such as: (i) the Fund’s investment objective and strategies; (ii) the Advisers’ investment personnel and operations; (iii) the Advisers’ financial results and financial condition; (iv) the procedures employed to value the Fund’s assets; (v) the resources devoted to, and the record of compliance with, the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies; (vi) the allocation of the Fund’s brokerage, if any, including, if applicable, allocations to brokers affiliated with the Advisers and the use, if any, of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services; and (vii) possible conflicts of interest. Throughout the process, the Board had the opportunity to ask questions of and request additional materials from the Advisers.

Aberdeen Asia-Pacific Income Fund, Inc.

Supplemental Information (unaudited) (continued)

In addition to the materials requested by the Directors in connection with their annual consideration of the continuation of the Advisory Agreements, the Directors received and reviewed materials in advance of each regular quarterly meeting of the Board that contained information about the Fund’s investment performance and information relating to the services provided by the Advisers.

The Independent Directors were advised by separate independent legal counsel throughout the process and consulted in executive sessions with their independent legal counsel regarding their consideration of the renewal of the Advisory Agreements. The Directors also considered the recommendation of the Board’s Contract Review Committee, which consists solely of the Board’s Independent Directors, that the Advisory Agreements be renewed. In considering whether to approve the continuation of the Advisory Agreements, the Board, including the Independent Directors, did not identify any single factor as determinative. Individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Board, including the Independent Directors, in connection with its approval of the continuation of the Advisory Agreements included the factors listed below.

Investment performance of the Fund and the Advisers.  The Board received and reviewed with management, among other performance data, information that compared the Fund’s return to comparable investment companies focused on non-U.S. regions included in its Lipper category. The Board also received and considered performance information compiled by Strategic Insight Mutual Fund Research and Consulting, LLC (“SI”), an independent third-party provider of investment company data as to the Fund’s total return, as compared with the funds in the Fund’s Morningstar category (the “Morningstar Group”). In addition, the Board received and considered information for each of the last five fiscal years regarding the Fund’s total return on a gross and net basis and relative to the Fund’s benchmark, the impact of foreign currency movements on the Fund’s performance and the Fund’s share performance and premium/discount information. The Board also received and reviewed information on the Fund’s total return for each of the last five fiscal years as compared with the total returns of its Morningstar Group average, and other comparable Aberdeen-managed funds and one separate account. The Directors considered management’s discussion of the factors contributing to differences in performance, including differences in the investment strategies of each of these other funds and accounts. Additionally, the Board took into account information about the Fund’s discount/premium ranking relative to its Morningstar Group and considered management’s discussion of the Fund’s performance.

The Board also considered the Advisers’ performance and reputation generally, the historical responsiveness of the Investment Manager to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance. The Board concluded that overall performance was satisfactory and supported continuation of the Advisory Agreements.

Fees and expenses.  The Board reviewed with management the effective annual management fee rate paid by the Fund to the Investment Manager for investment management services. The Board also received and considered information compiled at the request of the Fund by SI that compared the Fund’s effective annual management fee rate with the fees paid by a peer group consisting of other comparable closed-end funds (each such group, a “Peer Group”). The Directors took into account the management fee structure, including that management fees for the Fund were based on the Fund’s total managed assets, whether attributable to common stock or borrowings, if any. The Board considered that the compensation paid to the Investment Adviser and Sub-Adviser was paid by the Investment Manager, and, accordingly that the retention of the Investment Adviser and Sub-Adviser did not increase the fees or expenses otherwise incurred by the Fund’s shareholders. The Directors also considered information from management about the fees charged by the Advisers to other U.S. clients investing primarily in an asset class similar to that of the Fund. The Board reviewed and considered additional information about the Investment Adviser’s fees, including the amount of the management fees retained by the Investment Manager after payment of the advisory fees. The Board considered the fee comparisons in light of the differences in resources and costs required to manage the different types of accounts.

The Board also took into account management’s discussion of the Fund’s expenses, including the factors that impacted the Fund’s expenses.

Economies of Scale.  The Board considered management’s discussion of the Fund’s management fee structure and determined that the management fee structure was reasonable. The Board based this determination on various factors, including that how the Fund’s management fee compared to its Peer Group at higher asset levels and that the Fund’s management fee schedule provides breakpoints at higher asset levels.

The nature, extent and quality of the services provided to the Fund under the Advisory Agreements.  The Board considered, among other things, the nature, extent and quality of the services provided by the Advisers to the Fund and the resources dedicated to the Fund by the Advisers. The Board also considered the background and experience

Aberdeen Asia-Pacific Income Fund, Inc.

Supplemental Information (unaudited) (concluded)

of the Advisers’ senior management personnel and the qualifications, background and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management services for the Fund. The Directors took into account the Advisers’ investment experience and considered the allocation of responsibilities between the Advisers. The Board also considered information regarding the Advisers’ compliance with applicable laws and SEC and other regulatory inquiries or audits of the Fund and the Advisers. The Board also considered the Advisers’ risk management processes. The Board considered that they received information on a regular basis from the Fund’s Chief Compliance Officer regarding the Advisers’ compliance policies and procedures and considered the Advisers’ brokerage policies and practices. Management reported to the Board on, among other things, its business plans and organizational changes. The Directors took into account their knowledge of management and the quality of the performance of management’s duties through Board meetings, discussion and reports during the preceding year.

After reviewing these and related factors, the Board concluded that they were satisfied with the nature, extent and quality of the services provided and supported the renewal of the Advisory Agreements.

The Directors also considered other factors, which included but were not limited to the following:

•	whether the Fund has operated in accordance with their investment objectives and the Fund’s record of compliance with their investment restrictions, and the compliance programs of the Advisers. The Directors also considered the compliance-related resources the Advisers and their affiliates were providing to the Fund.

•	the effect of any market and economic volatility on the performance, asset levels and expense ratios of the Fund.

•

so-called “fallout benefits” to the Advisers and their affiliates, including indirect benefits. The Directors considered any possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

* * *

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that renewal of the Advisory Agreements would be in the best interest of the Fund and its shareholders. Accordingly, the Board, including the Board’s Independent Directors voting separately, approved the Fund’s Advisory Agreements for an additional one-year period.

Aberdeen Asia-Pacific Income Fund, Inc.

Management of the Fund (unaudited)

The names of the Directors and Officers of the Fund, their addresses, years of birth, and principal occupations during the past five years are provided in the tables below. Directors that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund, the Investment Manager or Investment Adviser are included in the table below under the heading “Interested Directors.” Directors who are not interested persons, as described above, are referred to in the table below under the heading “Independent Directors.”

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director

Interested Director

Martin J. Gilbert** Aberdeen Asset Management PLC 10 Queen’s Terrace Aberdeen, Scotland AB10 1YG Year of Birth: 1955	Class III Director; Vice President	Term as Director expires 2021; Director since 2001	Mr. Gilbert is a founding director and shareholder, and Chief Executive of Aberdeen Asset Management PLC, the holding company of the fund management group that was established in 1983. He was President of the Fund, of Aberdeen Global Income Fund, Inc. and Aberdeen Australia Equity Fund, Inc. from February 2004 to March 2008. He was Chairman of the Board of the Fund and of Aberdeen Global Income Fund, Inc. from 2001 to September 2005. He was a Director of Aberdeen Standard Investments (Asia) Limited (formerly known as Aberdeen Asset Management Asia Limited), the Fund’s Investment Manager, from 1991 to 2014 and a Director of Aberdeen Standard Investments Australia Limited (formerly known as Aberdeen Asset Management Limited), the Fund’s Investment Adviser, from 2000 to 2014. He was a Director from 1995 to 2014, and was President from September 2006 to 2014 of Aberdeen Asset Management Inc., the Fund’s Administrator. Mr. Gilbert also serves as officer and/or director of various Aberdeen group subsidiary companies, Aberdeen-managed investment trusts and funds’ boards.	26	None

Independent Directors

P. Gerald Malone c/o Aberdeen Asset Management Inc., 1735 Market St, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1950	Chairman of the Board; Class II Director	Term expires 2020; Director since 2001	Mr. Malone is, by profession, a solicitor of over 40 years standing. As a member of the UK House of Commons, he served as a Minister of State in the United Kingdom Government. Mr. Malone currently serves as an independent director of Bionik Laboratories Corp., a US healthcare company, specializing in stroke rehabilitation using robotic devices. He is Chairman of the Board of Trustees of Aberdeen Funds, Chairman of the Board of Directors of Aberdeen Global Income Fund, Inc., Chairman of the Board of Directors of Aberdeen Asia-Pacific Income Fund, Inc. Chairman of the Board of Directors of Aberdeen Global Dynamic Dividend Fund, Chairman of the Board of Directors of Aberdeen Total Dynamic Dividend Fund, Chairman of the Board of Directors of Aberdeen Global Premier Properties Fund, Chairman of the Board of Directors of Aberdeen Income Credit Strategies Fund and a Director of Aberdeen Australia Equity Fund, Inc. He previously served as Independent Chairman of UK companies, Crescent OTC Ltd (pharmaceutical services) until February 2018; and fluidOil Ltd. (oil services) until June 2018; U.S. company Rejuvenan llc (wellbeing services) until September 2017 and as chairman of UK company, Ultrasis plc (healthcare software services company) until October 2014.”	32	None

Neville J. Miles 142 Martins Lane Knockrow NSW 2479 Australia Year of Birth: 1946	Class I Director	Term expires 2019; Director since 1999	Mr. Miles is, and has been for over ten years, Chairman of Ballyshaw Pty. Ltd. (share trading, real estate development and investment). He is Chairman of the Board of Aberdeen Australia Equity Fund, Inc.	28	None

Aberdeen Asia-Pacific Income Fund, Inc.

Management of the Fund (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director

William J. Potter c/o Aberdeen Asset Management Inc., 1735 Market St, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1948	Preferred Share Director	Term expires 2021; Director since 1992	Mr. Potter has been Chairman of Meredith Financial Group (investment management) since 2004, a Director of Alexandria Bancorp (international banking and trustee services) since 1989, and a Director of National Foreign Trade Council (international trade) since 1983.	3	None

Moritz Sell*** c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1967	Class I Director	Term expires 2019; Director since 2018	Mr. Sell currently serves as a Principal at Edison Holdings GMBH (commercial real estate and venture capital) (since October 2015). In addition Mr. Sell serves as a Senior Advisor for Markston International LLC, an independent investment manager (since January 2014). Mr. Sell was a director and market strategist of Landesbank Berlin AG (banking) and its predecessor, now holding company, Landesbank Berlin Holding AG (formerly named Bankgesellschaft Berlin AG) from 1996 to July 2013.	3	Swiss Helvetia Fund (since June 2017) and Putnam High Income Securities Fund since June 2018

Peter D. Sacks c/o Aberdeen Asset Management Inc., 1735 Market St, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1945	Preferred Share Director	Term expires 2020; Director since 1992	Mr. Sacks was a Director and Founding Partner of Toron AMI International Asset Management (investment management) from 1988 to 2015. He is currently a Director of Aberdeen Asia-Pacific Income Fund Inc., Aberdeen Global Income Fund Inc., Aberdeen Australia Equity Fund Inc. and Tricon Capital Group Inc.	28	None

*	Aberdeen Australia Equity Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Emerging Markets Equity Income Fund, Inc. , the Aberdeen Funds, Aberdeen Investment Funds, Aberdeen Standard Investments ETFs, Aberdeen Japan Equity Fund, Inc., The India Fund, Inc.,. Aberdeen Global Dynamic Dividend Fund, Aberdeen Total Dynamic Dividend Fund, Aberdeen Global Premier Properties Fund and Aberdeen Income Credit Strategies Fund have the same Investment Manager and Investment Adviser as the Fund, or an investment adviser that is affiliated with the Investment Manager and Investment Adviser and may thus be deemed to be part of the same “Fund Complex” as the Fund.
**	Mr. Gilbert is deemed to be an interested person because of his affiliation with the fund’s Investment Manager. Mr. Gilbert serves as a Director of several Funds in the Fund Complex.
***	Mr. Sell was appointed to the Board of Directors on December 12, 2018.

Aberdeen Asia-Pacific Income Fund, Inc.

Management of the Fund (unaudited) (continued)

Information Regarding Officers who are not Directors

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years

Kenneth Akintewe** Aberdeen Standard Investments (Asia) Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1980	Vice President	Since 2014	Currently, Head of Asian Sovereign Debt for Aberdeen Standard Investments (Asia) Limited. Mr. Akintewe joined Aberdeen in 2002.

Joseph Andolina** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1978	Vice President – Compliance	Since 2017	Currently, Vice President, Head of Conduct and Compliance – Americas and Deputy Chief Risk Officer for Aberdeen Asset Management Inc. Mr. Andolina joined Aberdeen in 2012.

Nicholas Bishop** Aberdeen Standard Investments Australia Limited Level 6, 201 Kent St Sydney, NSW 2000 Australia Year of Birth: 1975	Vice President	Since 2014	Currently, Head of Fixed Income in Australia for Aberdeen Standard Investments Australia Limited. Mr. Bishop joined Aberdeen in 2007 following Aberdeen’s acquisition of Deutsche Asset Management (Australia) Limited.

Jeffrey Cotton** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1977	Chief Compliance Officer; Vice President, Compliance	Since 2011	Currently, Director and Vice President and Head of Compliance – Americas for Aberdeen Asset Management Inc. and Interim Global Head of Conduct & Compliance for Aberdeen. Mr. Cotton joined Aberdeen in 2010.

Siddharth Dahiya** Aberdeen Asset Managers Limited Bow Bells House, 1 Bread Street London United Kingdom EC4M 9HH Year of Birth: 1981	Vice President	Since 2017	Currently, Head of Emerging Market Corporate Debt for Aberdeen Asset Managers Limited. Mr. Dahiya joined Aberdeen in 2010.

Thomass Drissner Aberdeen Standard Investments (Asia) Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1978	Vice President	Since 2017	Currently Senior Investment Manager for Aberdeen Standard Investments (Asia) Limited. Mr. Drissner joined Aberdeen in 2010.

Sharon Ferrari** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1977	Assistant Treasurer	Since 2009	Currently, Senior Fund Administration Manager US for Aberdeen Asset Management Inc. Ms. Ferrari joined Aberdeen Asset Management Inc. as a Senior Fund Administrator in 2008.

Alan Goodson** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Vice President	Since 2009	Currently, Director, Vice President and Head of Product-Americas, overseeing Product Management, Product Development and Investor Services for Aberdeen’s registered and unregistered investment companies in the US and Canada. Mr. Goodson is Vice President of Aberdeen Asset Management Inc. and joined Aberdeen in 2000.

Aberdeen Asia-Pacific Income Fund, Inc.

Management of the Fund (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years

Bev Hendry** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1953	Vice President	Since 2015	Currently, Chairman Americas. Mr. Hendry first joined Aberdeen in 1987 and helped establish Aberdeen’s business in the Americas in Fort Lauderdale. Bev left Aberdeen in 2008 when the company moved to consolidate its headquarters in Philadelphia. Bev re-joined Aberdeen from Hansberger Global Investors in Fort Lauderdale where he worked for six years as Chief operating Officer.

Matthew Keener** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1976	Assistant Secretary	Since 2008	Currently, Senior Product Manager for Aberdeen Asset Management Inc. Mr. Keener joined Aberdeen Asset Management Inc. in 2006 as a Fund Administrator.

Megan Kennedy** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Vice President and Secretary	Since 2008	Currently, Head of Product Management for Aberdeen Asset Management Inc. Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005 as a Senior Fund Administrator. Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008.

Lin-Jing Leong** Aberdeen Standard Investments (Asia) Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1987	Vice President	Since 2017	Currently, Investment Manager for Aberdeen Standard Investments (Asia) Limited. Ms. Leong joined Aberdeen in 2013 from the Reserve Management Section of the Central Bank of Malaysia.

Paul Lukaszewski Aberdeen Standard Investments (Asia) Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth 1975	Vice President	Since March 2018	Currently, Head of Asian Corporate Debt on the Asian Fixed Income team at Aberdeen Standard Investments and Head of Emerging Market Credit Research. Mr. Lukaszewski joined Aberdeen Asset Management via the acquisition of SWIP in 2014 where he was a Credit Analyst on the US High Yield team in New York.

Adam McCabe** Aberdeen Standard Investments (Asia) Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1979	Vice President	Since 2011	Currently, Head of Asian Fixed Income for Aberdeen Standard Investments (Asia) Limited. Mr. McCabe joined Aberdeen in 2009 following the acquisition of certain asset management businesses from Credit Suisse. Mr. McCabe worked for Credit Suisse since 2001, where he was an investment manager responsible for the development and implementation of its Asian currency and interest rate strategies.

Andrea Melia** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1969	Treasurer and Principal Accounting Officer	Since 2009	Currently, Vice President and Head of Fund Operations, Traditional Assets – Americas and Vice President for Aberdeen Asset Management Inc. Ms. Melia joined Aberdeen Asset Management Inc. in September 2009..

Jennifer Nichols** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1978	Vice President	Since 2008	Currently, Head of Legal – Americas for Aberdeen Asset Management Inc. Director and Vice President for Aberdeen Asset Management Inc. (since October 2006).

Aberdeen Asia-Pacific Income Fund, Inc.

Management of the Fund (unaudited) (concluded)

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years

Christian Pittard** Aberdeen Asset Managers Limited Bow Bells House, 1 Bread Street London United Kingdom Year of Birth: 1973	President	Since 2009	Currently, Global Head of Product Opportunities for Aberdeen Asset Management PLC. Previously, Director and Vice President (2006-2008), Chief Executive Officer (from October 2005 to September 2006) of Aberdeen Asset Management Inc.

Lucia Sitar** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1971	Vice President	Since 2008	Currently, Vice President and Managing U.S. Counsel for Aberdeen Asset Management Inc. Ms. Sitar joined Aberdeen Asset Management Inc. in July 2007 as U.S. Counsel.

*	Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are generally elected annually at the meeting of the Board of Directors next following the annual meeting of shareholders. The officers were last elected on March 7, 2018.
**	Messrs. Akintewe, Andolina, Bishop, Cotton, Dahiya, Drissner, Goodson, Hendry, Keener, Lukaszewski, McCabe and Pittard and Mses. Ferrari, Kennedy, Leong, Melia, Nichols and Sitar hold one or more officer positions with one or more of the following funds: Aberdeen Australia Equity Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Emerging Markets Equity Income Fund, Inc. , the Aberdeen Funds, Aberdeen Investment Funds, Aberdeen Japan Equity Fund, Inc., The India Fund, Inc.,. Aberdeen Global Dynamic Dividend Fund, Aberdeen Total Dynamic Dividend Fund, Aberdeen Global Premier Properties Fund, Aberdeen Standard Investments ETFs and Aberdeen Income Credit Strategies Fund have the same Investment Manager and Investment Adviser as the Fund, or an investment adviser that is affiliated with the Investment Manager and Investment Adviser and may thus be deemed to be part of the same “Fund Complex” as the Fund.

Aberdeen Asia-Pacific Income Fund, Inc.

Corporate Information

Directors

P. Gerald Malone, Chairman

Martin J. Gilbert

Neville J. Miles

William J. Potter

Peter D. Sacks

Moritz Sell*

Officers

Christian Pittard, President

Jeffrey Cotton, Chief Compliance Officer and Vice President, Compliance

Joseph Andolina, Vice President – Compliance

Megan Kennedy, Vice President and Secretary

Andrea Melia, Treasurer and Principal Accounting Officer

Kenneth Akintewe, Vice President

Nicholas Bishop, Vice President

Siddharth Dahiya, Vice President

Thomas Drissner, Vice President

Martin J. Gilbert, Vice President

Alan Goodson, Vice President

Bev Hendry, Vice President

Lin-Jing Leong, Vice President

Paul Lukaszewski, Vice President

Adam McCabe, Vice President

Jennifer Nichols, Vice President

Lucia Sitar, Vice President

Sharon Ferrari, Assistant Treasurer

Matthew Keener, Assistant Secretary

Investment Manager

Aberdeen Standard Investments (Asia) Limited

(formerly known as Aberdeen Asset Management Asia Limited)

21 Church Street

#01-01 Capital Square Two

Singapore 049480

Investment Adviser

Aberdeen Standard Investments Australia Limited

(formerly known as Aberdeen Asset Management Limited)

Level 10, 255 George Street

Sydney, NSW 2000, Australia

Investment Sub-Adviser

Aberdeen Asset Managers Limited

Bow Bells House, 1 Bread Street

London United Kingdom

EC4M 9HH

Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Custodian

State Street Bank and Trust Company

1 Heritage Drive, 3rd Floor

North Quincy, MA 02171

Transfer Agent

Computershare Trust Company, N.A.

PO Box 30170

College Station, TX 77842-3170

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Legal Counsel

Willkie Farr & Gallagher LLP

787 Seventh Ave

New York, NY 10019

Investor Relations

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

1-800-522-5465

InvestorRelations@aberdeenstandard.com

Aberdeen Standard Investments (Asia) Limited (formerly Aberdeen Asset Management Asia Limited)

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

The common shares of Aberdeen Asia-Pacific Income Fund, Inc. are traded on the NYSE American (formerly, NYSE Market) equities exchange under the symbol “FAX”. Information about the Fund’s net asset value and market price is available at www.aberdeenfax.com

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Asia-Pacific Income Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

*	Mr. Sell was appointed to the Board of Directors on December 12, 2018.

FAX-ANNUAL

Item 2 – Code of Ethics.

(a)

As of October 31, 2018, the Registrant had adopted a Code of Ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).

(b)	Definitional.

(c)	There have been no amendments during the period covered by this report, to a provision of the Code of Ethics.

(d)	During the period covered by this report, there were no waivers to the provisions of the Code of Ethics

(e)	Not Applicable

(f)	A copy of the Code of Ethics has been filed as an exhibit to this Form N-CSR

Item 3 – Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that Peter D. Sacks, a member of the Board of Directors’ Audit and Valuation Committee, possesses the attributes, and has acquired such attributes through means, identified in instruction 2 of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Sacks as the Audit and Valuation Committee’s financial expert. Mr. Sacks is considered to be an “independent” director, as such term is defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4 – Principal Accountant Fees and Services.

(a) – (d) Below is a table reflecting the fee information requested in Items 4(a) through (d):

Fiscal Year Ended	(a) Audit Fees	(b) Audit-Related Fees	(c)[1] Tax Fees	(d) All Other Fees
October 31, 2018	$82,723	$0	$7,610	$0
October 31, 2017	$81,500	$0	$7,500	$0

[1]	The Tax Fees are for the completion of the Registrant’s federal and state tax returns.

(e)(1)

The Registrant’s Audit and Valuation Committee (the “Committee”) has adopted a Charter that provides that the Committee shall annually select, retain or terminate, and recommend to the Independent Directors for their ratification, the selection, retention or termination, the Registrant’s independent auditor and, in connection therewith, to evaluate the terms of the engagement (including compensation of the independent auditor) and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the Registrant’s investment adviser or any sub-adviser, and to receive the independent auditor’s specific representations as to their independence, delineating all relationships between the independent auditor and the Registrant, consistent with the PCAOB Rule 3526 or any other applicable auditing standard. PCAOB Rule 3526 requires that, at least annually, the auditor: (1) disclose to the Committee in writing all relationships between the auditor and its related entities and the Registrant and its related entities that in the auditor’s professional judgment may reasonably be thought to bear on independence; (2) confirm in the letter that, in its professional judgment, it is independent of the Registrant within the meaning of the Securities Acts administered by the SEC; and (3) discuss the auditor’s independence with the audit committee. The Committee is responsible for actively engaging in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the independent auditor. The Committee Charter also provides that the Committee shall review in advance, and consider approval of, any and all proposals by Management or the Registrant’s investment adviser that the Registrant, the investment adviser or their affiliated persons, employ the independent auditor to render “permissible non-audit services” to the Registrant and to consider whether such services are consistent with the independent auditor’s independence. The Committee may delegate to one or more of its members (“Delegates”) authority to pre-approve permissible non-audit services to be provided to the Registrant. Any pre-approval determination of a Delegate shall be presented to the full Committee at its next meeting. The Committee shall communicate any pre-approval made by it or a Delegate to the Adviser, who will ensure that the appropriate disclosure is made in the Registrant’s periodic reports required by Section 30 of the Investment Company Act of 1940, as amended, and other documents as required under the federal securities laws.

(e)(2)

None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the pre-approval requirement by the Audit and Valuation Committee pursuant to Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f)	Not applicable.

(g)	Non-Audit Fees

For the fiscal year ended October 31, 2018 and October 31, 2017, respectively, KPMG billed $745,960 and $796,703 for aggregate non-audit fees for services to the Registrant and to the Registrant’s Investment Manager and Investment Adviser.

(h)	Not applicable.

Item 5 – Audit Committee of Listed Registrants.

(a)	The Registrant has a separately-designated standing Audit and Valuation Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).

For the fiscal year ended October 31, 2018, the Audit and Valuation Committee members were:

P. Gerald Malone

Neville J. Miles

Peter D. Sacks

(b)	Not applicable.

Item 6 – Investments.

(a)	Included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pursuant to the Registrant’s Proxy Voting Policy and Procedures, the Registrant has delegated responsibility for its proxy voting to its Investment Manager and Investment Adviser, provided that the Registrant’s Board of Directors has the opportunity to periodically review the Investment Manager’s and Investment Adviser’s proxy voting policies and material amendments thereto.

The proxy voting policies of the Registrant are included herewith as Exhibit (d) and policies of the Investment Manager and Investment Adviser are included as Exhibit (e).

Item 8 – Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	The information in the table below is as of January 4, 2019.

Individual & Position	Services Rendered	Past Business Experience
Lin-Jing Leong Investment Manager	Responsible for Asian fixed income	Currently, Investment Manager on the Asian local rates and currency team. She joined Aberdeen in 2013 from the Reserve Management Section of the Central Bank of Malaysia where she specialized in the Asian local currency bond market.

Nick Bishop Head of Australia Fixed Income	Oversees management of the Australian Fixed Income team	Currently, Head of Fixed Income in Australia for Aberdeen Asset Management Limited. Mr. Bishop joined Aberdeen in 2007 following Aberdeen’s acquisition of Deutsche Asset Management (Australia) Limited.

Adam McCabe Head of Asian Fixed Income	Responsible for Asian fixed income	Currently Head of Asian Fixed Income, responsible for currency and interest rate strategies in Aberdeen’s Asian fixed income portfolios. He joined Aberdeen in 2009 following the acquisition of the CSAM business. He worked for CSAM since 2001, where he was an investment manager responsible for the development and implementation of its Asian currency and interest rate strategies.

Kenneth Akintewe Head of Asian Sovereign Debt	Responsible for Asian fixed income (interest rates and currencies) research and portfolio management	Currently, Head of Asian Sovereign Debt for Aberdeen Asset Management Asia Limited. Mr. Akintewe joined Aberdeen in 2002.

David Choi Head of Australian Macro	Mr. Choi is responsible for overseeing day-to-day management and overall supervision of Australian Fixed Income team.	David Choi is the Head of Australian Macro on the Australia Fixed Income desk. David joined Aberdeen in 2011 after spending five years at NSW Treasury Corporation, where he was responsible for portfolio management of both asset and debt portfolios, and specialized in interest rate positioning with responsibility for tactical overlay strategies. He graduated with a Bachelor of Law/Commerce (Finance) from the University of NSW.

(a)(2)	The information in the table below is as of October 31, 2018.

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets ($M)	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance ($M)
Lin-Jing Leong	Registered Investment Companies	4	$1,287.24	0	$0
	Pooled Investment Vehicles	9	$827.74	0	$0
	Other Accounts	2	$71.29	0	$0
Nick Bishop	Registered Investment Companies	4	$1,287.24	0	$0
	Pooled Investment Vehicles	16	$1,259.13	0	$0
	Other Accounts	19	$2,619.90	0	$0
Adam McCabe	Registered Investment Companies	4	$1,287.24	0	$0
	Pooled Investment Vehicles	9	$827.74	0	$0
	Other Accounts	2	$71.29	0	$0
Kenneth Akintewe	Registered Investment Companies	4	$1,287.24	0	$0
	Pooled Investment Vehicles	9	$827.74	0	$0
	Other Accounts	2	$71.29	0	$0
David Choi	Registered Investment Companies	4	$1,287.24	0	$0
	Pooled Investment Vehicles	16	$1,259.13	0	$0
	Other Accounts	19	$2,619.90	0	$0

Total assets are as of October 31, 2018 and have been translated to U.S. dollars at a rate of £1.00 = $1.28.

In accordance with legal requirements in the various jurisdictions in which they operate, and their own Conflicts of Interest policies, all subsidiaries of Aberdeen Asset Management PLC, (together “Aberdeen”), have in place arrangements to identify and manage Conflicts of Interest that may arise between them and their clients or between their different clients. Where Aberdeen does not consider that these arrangements are sufficient to manage a particular conflict, it will inform the relevant client(s) of the nature of the conflict so that the client(s) may decide how to proceed.

The portfolio managers’ management of “other accounts”, may give rise to potential conflicts of interest in connection with their management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, Aberdeen believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, Aberdeen has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account. The existence of a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for the Fund also may be appropriate for other investment accounts managed by Aberdeen or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, Aberdeen may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to a fund from time to time, it is the opinion of Aberdeen that the benefits from the Aberdeen organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. Aberdeen has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

With respect to non-discretionary model delivery accounts, the Adviser will deliver model changes subsequent to commencing trading on behalf of discretionary accounts. Model changes are typically delivered on a security by security basis. The timing of such delivery is determined by the Adviser and will depend on the anticipated market impact of trading. Market impact includes, but is not limited to, factors such as liquidity and price impact. When minimal market impact is anticipated, the Adviser typically delivers security level model changes after such time when approximately two-thirds of the full discretionary order has been executed. Although the Adviser anticipates delivering model changes of such securities after approximately two-thirds of the discretionary order has been executed, the Adviser may deliver model changes prior to or substantially after two-

thirds have been executed depending on prevailing market conditions and trader discretion. With respect to securities for which the Adviser anticipates a more significant market impact, the Adviser intends to withhold model deliver changes until such time when the entire discretionary order has been fully executed. Anticipated market impact on any given security is determined at the sole discretion of the Adviser based on prior market experience and current market conditions. Actual market impact may vary significantly from anticipated market impact. Notwithstanding the aforementioned, the Adviser may provide order instructions simultaneously or prior to completion of trading for other accounts if the trade represents a relatively small proportion of the average daily trading volume of the particular security or other instrument.

The Adviser does not trade for non-discretionary model delivery clients. Because model changes may be delivered to non-discretionary model clients prior to the completion of the Adviser’s discretionary account trading, The Adviser may compete against these clients in the market when attempting to execute its orders for its discretionary accounts. As a result, discretionary clients may experience negative price and liquidity impact due to multiple market participants attempting to trade in a similar direction on the same security.

Timing delays or other operational factors associated with the implementation of trades may result in non-discretionary and model delivery clients receiving materially different prices relative to other client accounts. This may create performance dispersions within accounts with the same or similar investment mandate.

Investment decisions for strategies that have model delivery clients may cause a fund to compete against such model delivery clients that hold and trade in a same security as a fund.

(a)(3)

Aberdeen’s remuneration policies are designed to support its business strategy as a leading international asset manager. The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for Aberdeen’s clients and shareholders. Aberdeen operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The aggregate value of awards in any year is dependent on the Aberdeen group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards, which are payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives.

A long-term incentive plan for key staff and senior employees comprises of a mixture of cash and deferred shares in Aberdeen PLC, or after August 2017, Standard Life Aberdeen plc, or select Aberdeen funds (where applicable). Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

Aberdeen’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other Aberdeen employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

The Remuneration Committee of Aberdeen determines the key performance indicators that will be applied in considering the overall size of the bonus pool. In line with practice amongst other asset management companies, individual bonuses are not subject to an absolute cap. However, the aggregate size of the bonus pool is dependent on the Aberdeen group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

Aberdeen has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with Aberdeen’s sustained performance and, in respect of the deferral into funds, managed by Aberdeen, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to Aberdeen, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, Aberdeen takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations. To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process. A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, Aberdeen also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes. Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen environment. Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

(a)(4)

Individual	Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of October 31, 2018
Lin-Jing Leong	$0
Nick Bishop	$0
Adam McCabe	$10,001-50,000
Kenneth Akintewe	$10,001-50,000
David Choi	$0

(b) Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs [1]	(d) Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs [1]
November 1, 2017 through November 30, 2017	0	$0.00	0	25,213,082
December 1, 2017 through December 31, 2017	0	$0.00	0	25,213,082
January 1, 2018 through January 31, 2018	0	$0.00	0	25,213,082
February 1, 2018 through February 28, 2018	0	$0.00	0	25,213,082
March 1, 2018 through March 31, 2018	0	$0.00	0	25,213,082
April 1, 2018 through April 30, 2018	200,000	$4.64	200,000	25,013,082
May 1, 2018 through May 31, 2018	640,895	$4.49	640,895	24,372,187
June 1, 2018 through June 30, 2018	759,730	$4.44	759,730	23,612,457
July 1, 2018 through July 31, 2018	797,643	$4.34	797,643	22,814,814
August 1, 2018 through August 31, 2018	669,444	$4.24	669,444	22,145,370

September 1, 2018 through September 30, 2018	82,500	$4.17	82,500	22,062,870
October 1, 2018 through October 31, 2018	0	$0.00	0	22,062,870

Total	3,150,212	$4.39	3,150,212	—

[1]

The Registrant’s stock repurchase program was announced on March 19, 2001 and further amended by the Registrant’s Board of Directors on December 12, 2007. Under the terms of the current program, the Registrant is permitted to repurchase up to 10% of its outstanding shares of common stock, par value $.01 per share, on the open market during any 12 month period.

Item 10 – Submission of Matters to a Vote of Security Holders.

During the period ended October 31, 2018, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11 – Controls and Procedures.

(a)

The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s last fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 – Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

Item 13 – Exhibits.

(a)(1)	Code of Ethics of the Registrant for the period covered by this report as required pursuant to Item 2 of this Form N-CSR.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

(a)(3)	Not applicable.

(a)(4)	Not applicable

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended.

(c)

A copy of the Registrant’s notices to stockholders, which accompanied distributions paid, pursuant to the Registrant’s Managed Distribution Policy since the Registrant’s last filed N-CSR, are filed herewith as Exhibits (c)(1), (c)(2), (c)(3), (c)(4), and (c)(5) as required by the terms of the Registrant’s SEC exemptive order.

(d)	Proxy Voting Policy of Registrant.

(e)	Investment Manager’s and Investment Adviser’s Proxy Voting Policies

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Asia-Pacific Income Fund, Inc.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Asia-Pacific Income Fund, Inc.

Date:	January 7, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Asia-Pacific Income Fund, Inc.

Date:	January 7, 2019

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
Aberdeen Asia-Pacific Income Fund, Inc.

Date:	January 7, 2019

EXHIBIT LIST

13(a)(1) – Code of Ethics of the Registrant for the period covered by this report as required pursuant to Item 2 of this Form N-CSR.

13(a)(2) – Rule 30a-2(a) Certifications

13(b) – Rule 30a-2(b) Certifications

13(c)(1), 13(c)(2), 13(c)(3), 13(c)(4) and 13(c)(5) - Distribution notice to stockholders

13(d) – Proxy Voting Policy of Registrant.

13(e) – Investment Manager’s and Investment Adviser’s Proxy Voting Policies